UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10395

Pioneer Series Trust VII

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 742-7825

Date of fiscal year end: October 31, 2023

Date of reporting period: November 1, 2022 through April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Pioneer CAT Bond Fund
Semiannual Report  |  April 30, 2023

A: ACBAX	K: ACBKX	Y: CBYYX

visit us: www.amundi.com/us

Pioneer CAT Bond Fund | Semiannual Report | 4/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/233

Portfolio Management Discussion  |  4/30/23
In the following interview, Chin Liu discusses the factors that affected the performance of Pioneer CAT Bond Fund during the abbreviated semiannual reporting period from the commencement of the Fund’s investment operations on January 27, 2023 through April 30, 2023. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS), Fixed-Income Solutions, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund.
Q	How did the Fund perform during the abbreviated semiannual reporting period ended April 30, 2023?
A	Pioneer CAT Bond Fund’s Class A shares returned 3.30% at net asset value (NAV) from the commencement of investment operations through April 30, 2023, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) 3-month US Treasury Bill Index, returned 1.16% for the same abbreviated period.
Q	How would you characterize the investment environment in the CAT bond market during the abbreviated semiannual reporting period ended April 30, 2023, and its effects on the Fund’s performance?
A	Catastrophe (CAT) bonds performed very well in the early part of the calendar year, as a falling US dollar boosted demand from overseas investors and caused spreads to tighten. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
The Fund, while posting a gain for the period, did not fully participate in the strong market performance, as it took the portfolio management team approximately a month to build positions and achieve a full level of investment. As a result, the Fund missed out on some positive performance, particularly during February 2023, when the environment for CAT bonds was quite strong.
Q	How would you describe your approach to managing the Fund’s portfolio?
A	In managing the Fund, we invest in CAT bonds, which are generally regarded as a more liquid subset of the insurance-linked
4Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

securities (ILS) market, in order to provide a vehicle for investors seeking access to an asset class that has typically exhibited a low historic correlation with the performance of the broader financial markets. The low performance correlation stems from the fact that the returns of CAT bonds are linked to non-financial events, such as earthquakes and hurricanes. We pursue an active approach to portfolio construction that allocates across various CAT bond segments through a comprehensive due-diligence process as well as rigorous security-level analysis.
We strive to track the broader CAT bond market by region and peril, and have a strong focus on sponsor quality and deal structure, while seeking to limit adverse security selection. One of our key goals is to seek to balance portfolio diversification*, liquidity, and risk layering by actively avoiding investments in what we regard as weak sponsors and poorly structured transactions.
Q	Could you discuss the Fund’s distributions** to shareholders during the abbreviated reporting period ended April 30, 2023?
A	The Fund commenced operations in January 2023, and so it had not yet made any distributions to shareholders as of April 30, 2023.
Q	Did the Fund have any exposure to derivative securities during the abbreviated reporting period ended April 30, 2023?
A	The Fund had no exposure to derivatives during the abbreviated semiannual reporting period.
Q	How would you characterize the overall conditions in the market for CAT bonds as of April 30, 2023?
A	The size, composition, and attractiveness of the CAT bond market has continued to evolve. The market size of the CAT bond universe has more than doubled in the past 10 years, and some estimates are calling for the market to double again over the next five to 10 years, from $35 billion (currently) to $70 billion.
At current prices, we believe CAT bonds offer a potentially attractive entry point. The pricing environment as of the end of
*	Diversification does not assure a profit nor protect against loss.
**	Distributions are not guaranteed.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/235

April stood at a decade-high level, with an outlook we view as favorable. CAT bonds typically experience a “hard market” when the price per unit of risk significantly increases. Even prior to the impact of Hurricane Ian, which caused massive damage in parts of Florida in 2022, expectations were for the hard market to continue. Hurricane Ian compounded the already dislocated market, inflating premiums and potentially creating one of the most disrupted markets of the past three decades. In late 2022, Swiss Re, a leading global provider of financial backing to property-and-casualty insurers, announced that it was to begin asking its cedants (the insurance companies that hold reinsurance policies) to “double the retention,” or retain twice as much loss, while also doubling the price they pay for coverage. We see both of those actions as being potentially positive for CAT bond investors. We believe the combination of a continued hard market, supply/demand imbalances, and the recent substantial price increases may present an attractive opportunity for long-term investors to take advantage of a meaningful market dislocation.
6Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Please refer to the Schedule of Investments on pages 16-21 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund invests primarily in catastrophe bonds (CAT) and other forms of insurance-linked securities (ILS).
The Fund could lose a portion or all of the principal it has invested in catastrophe bonds, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more pre-defined trigger events. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.
The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.
Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.
The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation,
Pioneer CAT Bond Fund | Semiannual Report | 4/30/237

changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment.
ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Derivatives may have a leveraging effect.
To the extent the Fund invests a significant percentage of its assets in a single industry, such as the insurance segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry.
As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
8Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Portfolio Summary  |  4/30/23
Portfolio Diversification

(As a percentage of total investments)*
Sector Diversification by Risk

(As a percentage of total investments)*
10 Largest Holdings

(As a percentage of total investments)*
1.	Titania Re, 17.78% (1 Month U.S. Treasury Bill + 1,275 bps), 2/27/26 (144A)	10.35%
2.	Long Point Re IV, Series 2022, 9.28% (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	7.27
3.	Integrity Re, 17.03% (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	4.39
4.	Hypatia, 14.53% (3 Month U.S. Treasury Bill + 950 bps), 4/8/26 (144A)	4.38
5.	Lightning Re, 16.03% (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	4.27
6.	Locke Tavern Re, 4.75% (3 Month U.S. Treasury Bill + 475 bps), 4/9/26 (144A)	4.21
7.	Easton Re Pte, Series A, 9.56% (3 Month U.S. Treasury Bill + 453 bps), 1/8/24 (144A)	3.92
8.	Titania Re, 17.28% (1 Month U.S. Treasury Bill + 1,225 bps), 2/27/26 (144A)	3.75
9.	Alamo Re, 13.53% (1 Month U.S. Treasury Bill + 850 bps), 6/7/26 (144A)	3.66
10.	FloodSmart Re, 21.28% (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	3.65

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/239

Prices and Distributions  |  4/30/23
Net Asset Value per Share
Class	4/30/23	1/27/23*
A	$10.33	$10.00
K	$10.34	$10.00
Y	$10.34	$10.00

Distributions per Share: 1/27/23* - 4/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$—	$—	$—
K	$—	$—	$—
Y	$—	$—	$—
* The Fund commenced operations on January 27, 2023.
Index Definitions
The ICE Bank of America (ICE BofA) U.S. 3-Month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 11 - 13.
10Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Performance Update | 4/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer CAT Bond Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (ICE BofA) U.S. 3-Month Treasury Bill Index.*
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	ICE BofA U.S. 3-Month Treasury Bill Index
Life of Class (1/27/23)	3.30%	-1.34%	1.16%
Expense Ratio (Per prospectus dated December 5, 2022)
Gross	Net
2.66%	1.75%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class A shares of the Fund shown in the graph above is from the inception of Class A shares on 1/27/23 through 4/30/23. Index information shown in the graph above is from 1/31/23 through 4/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2311

Performance Update | 4/30/23	Class K Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer CAT Bond Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) U.S. 3-Month Treasury Bill Index.*
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. 3-Month Treasury Bill Index
Life of Class (01/27/23)	3.40%	1.16%
Expense Ratio (Per prospectus dated December 5, 2022)
Gross	Net
2.28%	1.50%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class K shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class K shares of the Fund shown in the graph above is from the inception of Class K shares on 1/27/23 through 4/30/23. Index information shown in the graph above is from 1/31/23 through 4/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
12Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Performance Update | 4/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer CAT Bond Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) U.S. 3-Month Treasury Bill Index.*
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	ICE BofA U.S. 3-Month Treasury Bill Index
Life of Class (1/27/23)	3.40%	1.16%
Expense Ratio (Per prospectus dated December 5, 2022)
Gross	Net
2.40%	1.50%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
* Performance of Class Y shares of the Fund shown in the graph above is from the inception of Class Y shares on 1/27/23 through 4/30/23. Index information shown in the graph above is from 1/31/23 through 4/30/23.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2313

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer CAT Bond Fund
Based on actual returns from January 27, 2023 (commencement of operations) through April 30, 2023.
Share Class	A	K	Y
Beginning Account Value on 1/25/23	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,033.00	$1,034.00	$1,034.00
Expenses Paid During Period*	$4.53	$3.93	$3.90

*	Expenses are equal to the Fund’s annualized expense ratio of 1.73%, 1.50%, and 1.49% for Class A, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 94/365 (to reﬂect the partial year period).
14Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer CAT Bond Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2022 through April 30, 2023.
Share Class	A	K	Y
Beginning Account Value on 11/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,016.22	$1,017.36	$1,017.41
Expenses Paid During Period*	$8.65	$7.50	$7.45

*	Expenses are equal to the Fund’s annualized expense ratio of 1.73%, 1.50%, and 1.49% for Class A, Class K, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period). For comparative purposes, the hypothetical expenses shown are presented as if the Class had been in existence from November 1, 2022.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2315

Schedule of Investments  |  4/30/23
(unaudited)

Principal Amount USD ($)		Value
	Insurance-Linked Securities — 99.5% of Net Assets#
	Event Linked Bonds — 99.5%
	Earthquakes – California — 0.9%
250,000(a)	Sutter Re, 10.03%, (3 Month U.S. Treasury Bill + 500 bps), 5/23/23 (144A)	$ 249,975
	Earthquakes – Chile — 0.9%
250,000(a)	International Bank for Reconstruction & Development, 9.575%, (SOFR + 475 bps), 3/31/26 (144A)	$ 256,125
	Earthquakes – U.S. — 1.8%
250,000(a)	Merna Reinsurance II, 8.96%, (3 Month U.S. Treasury Bill + 393 bps), 4/5/24 (144A)	$ 249,375
250,000(a)	Nakama Re, 7.758%, (3 Month Term SOFR + 250 bps), 5/9/28 (144A)	251,059
		$ 500,434

	Flood – U.S. — 4.5%
1,000,000(a)	FloodSmart Re, 21.28%, (1 Month U.S. Treasury Bill + 1,625 bps), 3/11/26 (144A)	$ 999,200
250,000(a)	FloodSmart Re, 26.53%, (1 Month U.S. Treasury Bill + 2,150 bps), 3/11/26 (144A)	249,750
		$ 1,248,950

	Health – U.S. — 1.8%
500,000(a)	Vitality Re XIII, 7.03%, (3 Month U.S. Treasury Bill + 200 bps), 1/6/26 (144A)	$ 481,450
	Multiperil – Europe — 0.9%
250,000(a)	Atlas Capital Re, 13.33%, (3 Month U.S. Treasury Bill + 830 bps), 6/10/24 (144A)	$ 242,375
	Multiperil – U.S. — 22.7%
750,000(a)	Bonanza Re, 9.90%, (3 Month U.S. Treasury Bill + 487 bps), 2/20/24 (144A)	$ 646,050
500,000(a)	Caelus Re VI, 10.41%, (3 Month U.S. Treasury Bill + 538 bps), 6/7/24 (144A)	481,550
1,100,000(a)	Easton Re Pte, 9.56%, (3 Month U.S. Treasury Bill + 453 bps), 1/8/24 (144A)	1,072,280
250,000(a)	Four Lakes Re, 11.53%, (3 Month U.S. Treasury Bill + 650 bps), 1/7/26 (144A)	250,775
400,000(a)	Four Lakes Re, 15.19%, (3 Month U.S. Treasury Bill + 1,016 bps), 1/5/24 (144A)	370,160
1,200,000(a)	Hypatia, 14.53%, (3 Month U.S. Treasury Bill + 950 bps), 4/8/26 (144A)	1,198,800
The accompanying notes are an integral part of these financial statements.
16Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Multiperil – U.S. — (continued)
350,000(a)	Merna Re II, 12.78%, (3 Month U.S. Treasury Bill + 775 bps), 7/7/26 (144A)	$ 349,475
250,000(a)	Residential Re, 11.21%, (3 Month U.S. Treasury Bill + 618 bps), 12/6/24 (144A)	238,300
250,000(a)	Sanders Re II, 8.12%, (3 Month U.S. Treasury Bill + 309 bps), 4/7/25 (144A)	239,200
500,000(a)	Sanders Re III, 8.53%, (3 Month U.S. Treasury Bill + 350 bps), 4/7/26 (144A)	473,800
700,000(a)	Sanders Re III, 10.78%, (3 Month U.S. Treasury Bill + 575 bps), 4/7/27 (144A)	702,800
250,000(a)	Sussex Re, 13.41%, (3 Month U.S. Treasury Bill + 838 bps), 1/8/25 (144A)	228,475
		$ 6,251,665

	Multiperil – U.S. & Canada — 7.1%
250,000(a)	Mona Lisa Re, 12.03%, (3 Month U.S. Treasury Bill + 700 bps), 7/8/25 (144A)	$ 225,175
250,000(a)	Mystic Re IV, 11.69%, (3 Month U.S. Treasury Bill + 1,160 bps), 1/8/25 (144A)	216,900
250,000(a)	Mystic Re IV, 14.78%, (3 Month U.S. Treasury Bill + 975 bps), 1/8/24 (144A)	241,625
1,000,000(a)	Titania Re, 17.28%, (1 Month U.S. Treasury Bill + 1,225 bps), 2/27/26 (144A)	1,026,600
250,000(a)	Vista Re, 11.39%, (3 Month U.S. Treasury Bill + 636 bps), 5/21/24 (144A)	234,250
		$ 1,944,550

	Multiperil – U.S. Regional — 11.4%
1,150,000(a)	Locke Tavern Re, 4.75%, (3 Month U.S. Treasury Bill + 475 bps), 4/9/26 (144A)	$ 1,151,610
2,000,000(a)	Long Point Re IV, 9.28%, (3 Month U.S. Treasury Bill + 425 bps), 6/1/26 (144A)	1,988,000
		$ 3,139,610

	Multiperil – Worldwide — 5.6%
800,000(a)	Atlas Capital UK Plc, 16.552%, (3 Month USD LIBOR + 1,160 bps), 6/7/23 (144A)	$ 795,280
250,000(a)	Montoya Re, Ltd., 11.78%, (1 Month U.S. Treasury Bill + 675 bps), 4/7/25 (144A)	243,575
500,000(a)	Northshore Re II, 13.155%, (3 Month U.S. Treasury Bill + 813 bps), 7/7/23 (144A)	496,150
		$ 1,535,005

The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2317

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Windstorm – Florida — 2.2%
600,000(a)	First Coast Re IV, 9.00%, (3 Month U.S. Treasury Bill + 900 bps), 4/7/26 (144A)	$ 599,100
	Windstorm – Texas — 2.8%
550,000(a)	Alamo Re, 9.12%, (3 Month U.S. Treasury Bill + 409 bps), 6/7/24 (144A)	$ 529,650
250,000(a)	Alamo Re II, 10.55%, (1 Month U.S. Treasury Bill + 552 bps), 6/8/23 (144A)	250,000
		$ 779,650

	Windstorm – U.S. — 13.4%
1,000,000(a)	Alamo Re, 13.53%, (1 Month U.S. Treasury Bill + 850 bps), 6/7/26 (144A)	$ 999,500
250,000(a)	Bonanza Re, 10.78%, (3 Month U.S. Treasury Bill + 575 bps), 3/16/25 (144A)	206,875
750,000(a)	Cape Lookout Re, 11.53%, (1 Month U.S. Treasury Bill + 650 bps), 4/28/26 (144A)	749,625
500,000(a)	Gateway Re, 18.03%, (1 Month U.S. Treasury Bill + 1,300 bps), 2/24/26 (144A)	518,450
250,000(a)	Gateway Re II, 14.53%, (3 Month U.S. Treasury Bill + 950 bps), 4/27/26 (144A)	249,875
700,000(a)	Merna Re II, 10.25%, (3 Month U.S. Treasury Bill + 1,025 bps), 7/7/26 (144A)	699,650
250,000(a)	Purple Re, 17.28%, (1 Month U.S. Treasury Bill + 1,225 bps), 4/24/26 (144A)	249,875
		$ 3,673,850

	Windstorm – U.S. & Canada — 10.3%
2,750,000(a)	Titania Re, 17.78%, (1 Month U.S. Treasury Bill + 1,275 bps), 2/27/26 (144A)	$ 2,829,200
	Windstorm – U.S. Regional — 4.6%
500,000(a)	Citrus Re, 11.965%, (3 Month U.S. Treasury Bill + 675 bps), 6/7/26 (144A)	$ 500,000
750,000(a)	Citrus Re, 14.215%, (3 Month U.S. Treasury Bill + 900 bps), 6/7/26 (144A)	750,000
		$ 1,250,000

The accompanying notes are an integral part of these financial statements.
18Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Winterstorm – Florida — 8.6%
1,200,000(a)	Integrity Re, 17.03%, (1 Month U.S. Treasury Bill + 1,200 bps), 6/6/25 (144A)	$ 1,199,040
1,150,000(a)	Lightning Re, 16.03%, (3 Month U.S. Treasury Bill + 1,100 bps), 3/31/26 (144A)	1,166,560
		$ 2,365,600

	Total Event Linked Bonds	$27,347,539

	Total Insurance-Linked Securities (Cost $27,148,475)	$27,347,539

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.5% (Cost $27,148,475)	$27,347,539
	OTHER ASSETS AND LIABILITIES — 0.5%	$ 148,501
	net assets — 100.0%	$ 27,496,040

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At April 30, 2023, the value of these securities amounted to $27,347,539, or 99.5% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2023.
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alamo Re	2/8/2023	$ 535,285	$ 529,650
Alamo Re	4/12/2023	1,000,000	999,500
Alamo Re II	3/7/2023	250,572	250,000
Atlas Capital Re	1/31/2023	239,604	242,375
Atlas Capital UK Plc	4/5/2023	796,679	795,280
Bonanza Re	1/27/2023	206,115	206,875
Bonanza Re	2/17/2023	661,311	646,050
Caelus Re VI	1/30/2023	485,659	481,550
Cape Lookout Re	4/14/2023	750,000	749,625
Citrus Re	4/27/2023	750,000	750,000
Citrus Re	4/27/2023	500,000	500,000
Easton Re Pte	3/24/2023	1,073,250	1,072,280
First Coast Re IV	3/24/2023	600,000	599,100
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2319

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Restricted Securities	Acquisition date	Cost	Value
FloodSmart Re	2/23/2023	$1,000,000	$ 999,200
FloodSmart Re	2/23/2023	250,000	249,750
Four Lakes Re	1/31/2023	351,732	370,160
Four Lakes Re	3/3/2023	250,000	250,775
Gateway Re	2/3/2023	500,000	518,450
Gateway Re II	4/13/2023	250,000	249,875
Hypatia	3/27/2023	1,200,000	1,198,800
Integrity Re	3/23/2023	1,200,000	1,199,040
International Bank for Reconstruction & Development	3/17/2023	250,000	256,125
Lightning Re	3/20/2023	1,150,000	1,166,560
Locke Tavern Re	3/23/2023	1,150,000	1,151,610
Long Point Re IV	2/23/2023	1,956,311	1,988,000
Merna Re II	4/5/2023	350,000	349,475
Merna Re II	4/5/2023	700,000	699,650
Merna Reinsurance II	2/17/2023	250,000	249,375
Mona Lisa Re	1/27/2023	225,543	225,175
Montoya Re, Ltd.	2/28/2023	235,732	243,575
Mystic Re IV	1/31/2023	205,158	216,900
Mystic Re IV	3/10/2023	241,008	241,625
Nakama Re	4/14/2023	250,000	251,059
Northshore Re II	2/7/2023	496,141	496,150
Purple Re	4/6/2023	250,000	249,875
Residential Re	1/30/2023	241,243	238,300
Sanders Re II	1/30/2023	236,036	239,200
Sanders Re III	2/14/2023	468,454	473,800
Sanders Re III	3/24/2023	700,000	702,800
Sussex Re	1/27/2023	230,538	228,475
Sutter Re	2/6/2023	249,761	249,975
Titania Re	2/16/2023	1,000,000	1,026,600
Titania Re	2/16/2023	2,750,000	2,829,200
Vista Re	1/30/2023	231,810	234,250
Vitality Re XIII	3/6/2023	480,533	481,450
Total Restricted Securities			$27,347,539
% of Net assets			99.5%
Purchases and sales of securities (excluding short-term investments) for the period ended April 30, 2023, aggregated $30,384,800 and $6,838,500, respectively.
The accompanying notes are an integral part of these financial statements.
20Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

At April 30, 2023, the net unrealized appreciation on investments based on cost for federal tax purposes of $27,148,475 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$239,118
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(40,054)
Net unrealized appreciation	$199,064
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Insurance-Linked Securities
Event Linked Bonds	$—	$27,347,539	$—	$27,347,539
Total Investments in Securities	$ —	$ 27,347,539	$ —	$ 27,347,539
During the period ended April 30, 2023, there were no transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2321

Statement of Assets and Liabilities  |  4/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $27,148,475)	$27,347,539
Cash	147,090
Receivables —
Investment securities sold	1,039,903
Fund shares sold	126,035
Interest	193,196
Due from the Adviser	3,517
Other assets	70,808
Total assets	$ 28,928,088
LIABILITIES:
Payables —
Investment securities purchased	$ 1,250,000
Fund shares repurchased	112,294
Trustees' fees	679
Management fees	4,487
Administrative expenses	402
Distribution fees	35
Accrued expenses	64,151
Total liabilities	$ 1,432,048
NET ASSETS:
Paid-in capital	$26,697,647
Distributable earnings	798,393
Net assets	$ 27,496,040
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,033,348/100,000 shares)	$ 10.33
Class K (based on $4,224,996/408,666 shares)	$ 10.34
Class Y (based on $22,237,696/2,150,729 shares)	$ 10.34
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $10.33 net asset value per share/100%-4.50% maximum sales charge)	$ 10.82
The accompanying notes are an integral part of these financial statements.
22Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Statement of Operations (unaudited)
FOR THE PERIOD FROM 1/27/23* TO 1/31/23
INVESTMENT INCOME:
Interest from unaffiliated issuers	$528,272
Dividends from unaffiliated issuers	65,684
Total Investment Income		$ 593,956
EXPENSES:
Management fees	$ 66,669
Administrative expenses	2,724
Distribution fees
Class A	651
Custodian fees	83
Registration fees	29,910
Professional fees	70,150
Printing expense	29,550
Officers' and Trustees' fees	2,683
Miscellaneous	2,719
Total expenses		$ 205,139
Less fees waived and expenses reimbursed by the Adviser		(121,803)
Net expenses		$ 83,336
Net investment income		$ 510,620
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$ 88,709
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$ 199,064
Net realized and unrealized gain (loss) on investments		$ 287,773
Net increase in net assets resulting from operations		$ 798,393
* The Fund commenced operations on January 27, 2023.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2323

Statements of Changes in Net Assets
Period From 1/27/23* to 4/30/23
FROM OPERATIONS:
Net investment income (loss)	$ 510,620
Net realized gain (loss) on investments	88,709
Change in net unrealized appreciation (depreciation) on investments	199,064
Net increase in net assets resulting from operations	$ 798,393
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$26,745,666
Cost of shares repurchased	(48,019)
Net increase in net assets resulting from Fund share transactions	$26,697,647
Net increase in net assets	$ 27,496,040
NET ASSETS:
Beginning of period	$ —
End of period	$ 27,496,040
*	The Fund commenced operations on January 27, 2023.
	Period From 1/27/23* to 4/30/23 Shares	Period From 1/27/23* to 4/30/23 Amount
Class A
Shares sold	100,000	$ 1,000,000
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	100,000	$ 1,000,000
Class K
Shares sold	408,666	$ 4,103,943
Reinvestment of distributions	—	—
Less shares repurchased	—	—
Net increase	408,666	$ 4,103,943
Class Y
Shares sold	2,155,429	$21,641,723
Reinvestment of distributions	—	—
Less shares repurchased	(4,700)	(48,019)
Net increase	2,150,729	$21,593,704
*	The Fund commenced operations on January 27, 2023.
The accompanying notes are an integral part of these financial statements.
24Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Financial Highlights
1/27/23* to 4/30/23 (unaudited)
Class A
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22
Net realized and unrealized gain (loss) on investments	0.11
Net increase (decrease) from investment operations	$ 0.33
Net increase (decrease) in net asset value	$ 0.33
Net asset value, end of period	$10.33
Total return (b)	3.30%(c)
Ratio of net expenses to average net assets	1.73%(d)
Ratio of net investment income (loss) to average net assets	8.61%(d)
Portfolio turnover rate	46%(c)
Net assets, end of period (in thousands)	$1,033
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.92%(d)
Net investment income (loss) to average net assets	6.42%(d)
*	Class A commenced operations on January 27, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2325

Financial Highlights  (continued)
1/27/23* to 4/30/23 (unaudited)
Class K
Net asset value, beginning of period	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.25
Net realized and unrealized gain (loss) on investments	0.09
Net increase (decrease) from investment operations	$ 0.34
Net increase (decrease) in net asset value	$ 0.34
Net asset value, end of period	$10.34
Total return (b)	3.40%(c)
Ratio of net expenses to average net assets	1.50%(d)
Ratio of net investment income (loss) to average net assets	9.63%(d)
Portfolio turnover rate	46%(c)
Net assets, end of period (in thousands)	$4,225
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.69%(d)
Net investment income (loss) to average net assets	7.44%(d)
*	Class K commenced operations on January 27, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
26Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

1/27/23* to 4/30/23 (unaudited)
Class Y
Net asset value, beginning of period	$ 10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.24
Net realized and unrealized gain (loss) on investments	0.10
Net increase (decrease) from investment operations	$ 0.34
Distributions to shareowners:
Net increase (decrease) in net asset value	$ 0.34
Net asset value, end of period	$ 10.34
Total return (b)	3.40%(c)
Ratio of net expenses to average net assets	1.49%(d)
Ratio of net investment income (loss) to average net assets	9.15%(d)
Portfolio turnover rate	46%(c)
Net assets, end of period (in thousands)	$22,238
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.68%(d)
Net investment income (loss) to average net assets	6.96%(d)
*	Class Y commenced operations on January 27, 2023.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2327

Notes to Financial Statements  |  4/30/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer CAT Bond Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek total return.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class C shares had not commenced operations as of April 30, 2023. Class A, Class K and Class Y commenced operations on January 27, 2023. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Asset Management US, Inc., an indirect wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
28Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner (a "limited derivatives user"). The Fund is currently a limited derivatives user for purposes of Rule 18f-4.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2329

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading
30Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2023, the Fund did not accrue any interest or
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2331

penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the period ended April 30, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund generally pays dividends from any net investment income in December. Short- and long-term capital gain distributions are paid in November. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
32Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
Under normal circumstances, the Fund invests at least 80% of its net assets in catastrophe (CAT) bonds. The Fund may also invest in other forms of insurance-linked securities (ILS). The Fund could lose a portion
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2333

or all of the principal it has invested in a CAT bond or other ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.I.
The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade ("high yield"), or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, less liquid trading markets, extreme price volatility, currency risks, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and
34Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR has ceased publication of most LIBOR settings on a representative basis and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after September 30, 2024. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2335

legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
36Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at April 30, 2023 are listed in the Schedule of Investments.
I.	Catastrophe (CAT) Bonds and Other Insurance-Linked Securities (“ILS”)
The Fund invests in CAT Bonds (also known as event-linked bonds) and may invest in other ILS. The Fund could lose a portion or all of the principal it has invested in a CAT bond or other ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, CAT bonds and other ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, CAT bonds and other ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Where the CAT bond or other ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2337

Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 1.20% of the Fund’s average daily net assets up to $1 billion, and 1.00% of the Fund’s average daily net assets over $1 billion. For the period ended April 30, 2023, the effective management fee (exclusive of waivers and/or assumption of expenses) was equivalent to 1.20% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce
Fund expenses to 1.75%, 1.50% and 1.50%, of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations will be in effect through March 1, 2024. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the period ended April 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the period ended April 30, 2023, the Fund paid $2,683 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At April 30, 2023, on its Statement of Assets and Liabilities, the Fund had a payable for Trustees' fees of $679 and a payable for administrative expenses of $402, which includes the payable for Officers' compensation.
38Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares.
In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the period ended April 30, 2023, CDSCs in the amount of $0 were paid to the Distributor.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2339

Approval of Investment Management Agreement
Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer CAT Bond Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund.  Based on their evaluation of the information provided by Amundi US, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment management agreement for the Fund.  In approving the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below.  The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by Amundi US to the Fund under the investment management agreement.  The Trustees reviewed Amundi US’s investment approach for the Fund and its research process, and considered the resources of Amundi US and the personnel of Amundi US who would provide investment management services to the Fund.  The Trustees also considered that, as administrator, Amundi US would be responsible for the administration of the Fund’s business and other affairs.  The Trustees considered the quality of such services provided by Amundi US to the other Pioneer Funds.  Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi US would provide to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
The Trustees did not consider the Fund’s performance in approving the investment management agreement because the Fund was newly-offered and did not have a performance history.
Management Fee and Expenses
The Trustees considered information presented by Amundi US that compared the Fund’s proposed management fee and anticipated expense ratio with a peer group of funds.  The Trustees noted the small size of the peer group.  The Trustees considered that the Fund’s proposed management fee would be lower than the management fees charged by the other funds in the peer group.  The Trustees also considered that the Fund’s anticipated net expense ratios would be the same as or lower than the net expense ratios of the other funds in the peer group.  The Trustees
40Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

noted the investment management expertise and resources required to implement the Fund’s specialized investment strategy.  The Trustees concluded that the proposed management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of services to be provided by Amundi US.
Profitability
The Trustees did not consider Amundi US’s profitability with respect to the management of the Fund in approving the investment management agreement because the Fund was newly-offered and profitability information was not available.
Economies of Scale
The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders.  The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment and resource allocation to the Fund.  The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses.  The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.
Other Benefits
The Trustees considered the other potential benefits to Amundi US from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment management agreement, for services that would be provided by Amundi US and its affiliates, and the revenues and profitability of Amundi US’s businesses other than the fund business.  The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.  Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds).  The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that would derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally.  The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US.  The Trustees considered
Pioneer CAT Bond Fund | Semiannual Report | 4/30/2341

that Amundi US and the Fund would receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager.  The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment management agreement.
42Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee consisting of employees of Amundi Asset Management US, Inc. to administer the Program. The Fund is newly-organized and commenced operations on January 27, 2023.  Accordingly, the Board did not review the Program with respect to the Fund during the most recent fiscal half-year.
Pioneer CAT Bond Fund | Semiannual Report | 4/30/23 43

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
44Pioneer CAT Bond Fund | Semiannual Report | 4/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 33368-00-0623

Pioneer Global High Yield Fund
Semiannual Report  |  April 30, 2023

A: PGHYX	C: PGYCX	Y: GHYYX

visit us: www.amundi.com/us

Pioneer Global High Yield Fund | Semiannual Report | 4/30/231

President’s Letter
Dear Shareholders,
On February 13, 2023, Amundi US celebrated the 95th anniversary of Pioneer Fund, the second-oldest mutual fund in the United States. We recognized the anniversary with ringing of the closing bell at the New York Stock Exchange, which seemed fitting for this special milestone.
Pioneer Fund was launched on February 13, 1928 by Phil Carret, one of the earliest proponents of value investing and a leading innovator in the asset management industry. Mr. Carret began investing in the 1920s and founded Pioneer Investments (now Amundi US) in 1928, and was one of the first investors to realize he could uncover value through rigorous, innovative, fundamental research techniques.
Consistent with Mr. Carret’s investment approach and employing many of the same techniques utilized in the 1920s, Amundi US's portfolio managers have adapted Mr. Carret’s philosophy to a new age of “active” investing.
The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades. Now, more than ever, Amundi US believes active management – that is, making active investment decisions across all of our portfolios – can help mitigate risk during periods of market volatility.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.
Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
2Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
June 2023
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/233

Portfolio Management Discussion  |  4/30/23
In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer Global High Yield Fund* during the six-month period ended April 30, 2023. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.
Q	How did the Fund perform during the six-month period ended April 30, 2023?
A	Pioneer Global High Yield Fund’s Class A shares returned 6.61% at net asset value during the six-month period ended April 30, 2023, while the Fund’s benchmarks, the Bloomberg Global High Yield Index (the Bloomberg Index) and the ICE Bank of America (ICE BofA) US High Yield Index, returned 9.72% and 5.88%, respectively. During the same period, the average return of the 685 mutual funds in Morningstar’s High Yield Bond Funds category was 5.59%.
Q	Could you describe the market environment for global high-yield investors during the six-month period ended April 30, 2023?
A	As the period opened in November 2022, inflation, which had been on the rise over the course of several months, began showing signs of modest easing, and investors started to anticipate a pivot by the US Federal Reserve (Fed) to a more dovish stance on monetary policy, despite its decision to enact another increase to the federal funds rate target range of 75 basis points (bps) in early November. (A basis point is equal to 1/100th of a percentage point.)
However, in December, the markets soon turned their attention to the potential recessionary effects of the higher-interest-rate regime put in place by the Fed, which led riskier assets, such as stocks and corporate bonds, to retrace some of the gains they
*	Note to shareholders: The Fund’s Board of Trustees has approved the reorganization of Pioneer Global High Yield Fund with Pioneer High Yield Fund. It is expected that the reorganization will be completed during the third calendar quarter of 2023. See Note 10 to the Financial Statements for more information.
4Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

had realized early in the fourth quarter. The Fed implemented a more modest 50 bps increase to the federal funds target range at its December meeting, leaving the target range at 4.25% ‒ 4.50% at the end of 2022, its highest level since the fall of 2007.
The European Central Bank (ECB) also engaged in a series of interest-rate increases, seeking to bring high levels of inflation in the euro zone under control, even as the Continent’s economy reacted to the economic fallout of the Russia-Ukraine conflict.
Entering the new calendar year, riskier assets rallied again, amid renewed investor optimism that the Fed and other leading central banks were poised to stop raising interest rates. January 2023 saw US Treasury yields pull back from their more recent highs on the outlook for a potential easing of monetary policy. That, in turn, boosted performance for bonds in general. In addition, the reopening of China’s economy as the government unwound its “Zero-COVID” policy helped ease concerns about slowing global economic growth.
Against that backdrop, areas of the market that had lagged during the 2022 sell-offs, such as growth stocks and corporate credit, outperformed. On February 1, 2023, the Fed once again raised the federal funds target range, this time by a less aggressive 25 bps, bringing the target to 4.50% ‒ 4.75%.
In March, however, the failure of several US banks and the collapse of European banking giant Credit Suisse raised fears of a financial crisis. In response, the Fed implemented a new lending program to support bank liquidity, while market participants began to anticipate interest-rate cuts by the Fed over the second half of the calendar year. The prospect of a more dovish stance on monetary policy and a “flight to safety” by investors in the wake of the banking-system issues drove US Treasury yields lower, which in turn lent support to bond-market returns. At its March 23 meeting, the Fed went forward with another modest 25 bps increase to the federal funds target, bringing the range to 4.75% ‒ 5.00%. The financial markets viewed that increase as an indication that the Fed believed the financial system, overall, remained on solid footing. Just after period-end, in early May, the Fed enacted yet another increase of 25 bps to the federal funds target, bringing the range to 5.00% ‒ 5.25%.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/235

As of April 30, 2023, the yield on 10-year US Treasuries stood at 3.44%, versus 4.10% six months earlier.
Q	What were the principal factors that influenced the Fund’s benchmark-relative performance during the six-month period ended April 30, 2023?
A	The Fund underperformed the Bloomberg Index during the six-month period ended April 30, 2023, with both sector allocation and security selection results weighing on benchmark-relative performance. The most significant detractors from the Fund’s relative returns during the period included our use of index-based credit-default-swaps (CDX), along with the portfolio’s average cash position of just over 6% during a period featuring a positive overall environment for returns.
In sector terms, security selection results were most detrimental to the Fund’s benchmark-relative performance within transportation, followed by results within the health care and energy sectors. Security selections within the basic industry sector proved additive to the Fund’s relative performance, as did the portfolio’s overweight to the sector.
At the country level, security selection results within the United States, where we allocated approximately half of the portfolio’s invested assets, accounted for a large amount of the Fund’s relative underperformance, followed by an underweight to, and selection results within, the emerging markets region. With regard to ratings allocations, security selection results within the “B” and “CCC” ratings buckets were negative and detracted from the Fund’s benchmark-relative performance, while selection results among holdings of “BB” issues were positive.
With regard to individual securities, notable detractors from the Fund’s benchmark-relative returns for the six-month period included the portfolio’s exposure to American cargo carrier Western Global Airlines, which was subject to a ratings downgrade. A lack of exposure to Country Garden also detracted from the Fund’s relative returns, as the Chinese property developer’s bonds rallied on China’s reopening of its economy. The Fund’s holdings of Team Health likewise detracted from benchmark-relative results, as the physician staffing firm has
6Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

continued to be embroiled in litigation with a major managed care firm over reimbursement rates.
On the positive side, the debt of steel and mining company Metinvest performed well and benefited the Fund’s relative returns, as the market began to look beyond the worst of the Russia-Ukraine conflict and its effects on the industry. The portfolio’s exposure to the bonds of Financiera Independencia, a Mexican lender with a focus on lower-income borrowers, also proved additive for the Fund’s relative performance as the company executed a successful refinancing. Finally, the Fund’s positions in the debt of Sherwood Financing, a UK-based distressed-debt investment firm, performed well during the period and aided benchmark-relative results.
Q	Did the Fund have any investments in derivative securities during the six-month period ended April 30, 2023?
A	Yes, as noted and described earlier, the Fund’s CDX positions detracted from benchmark-relative performance over the six-month period. The Fund also had exposure to forward foreign currency exchange contracts (currency forwards) during the period, which had a negligible effect on performance.
Q	Did the Fund’s distributions* to shareholders change during the six-month period ended April 30, 2023?
A	The Fund’s monthly distribution rate decreased slightly over the six-month period, as rising interest rates reduced the prices of the bonds held in the portfolio. (Rates and bond prices tend to move in opposite directions.)
Q	What is your investment outlook?
A	With elevated inflation proving to be sticky and the Fed committed to bringing inflation down to its 2% long-term target, we believe the federal funds rate target range will remain “higher for longer,” contrary to current market expectations, which have continued to price in rate cuts for the latter part of 2023. We believe financial conditions will become more restrictive, and that the likelihood of a recession has risen, particularly as banks tighten lending standards and as the Fed maintains higher
*	Distributions are not guaranteed.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/237

interest rates. Consequently, we expect to maintain a somewhat defensive posture in the Fund’s portfolio as recession risk increases over the course of the year.
As has typically been the case during recessions, should one occur, we believe some high-yield bond issuers will end up in trouble, leading to increased defaults. However, we do not expect a deep recession, such as during the global financial crisis (GFC) of 2008. In our opinion, the economy will likely be on the upswing and the default rate headed lower at some point in 2024. We are also hopeful that by 2024 inflation will have fallen to the Fed’s targeted 2% area, and that Treasury yields will be lower than today’s levels.
In that scenario, we would expect the default rate to remain lower than it was after the GFC. We have based our view on the significant weighting of “BB” rated issuers within the high-yield universe, strong fundamentals (in our opinion) in many sectors such as autos and energy, and the relative strength of many US consumers. In addition, within the below-investment-grade universe, we would anticipate the high-yield bond default rate being substantially lower than the default rate for their floating-rate, leveraged-loan counterparts.
8Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Please refer to the Schedule of Investments on pages 19–40 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, market disruptions caused by tariffs, trade disputes or other government actions, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/239

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
For more information on this or any Pioneer fund, please visit amundi.com/usinvestors or call 1-800-622-9876. This material must be preceded or accompanied by the Fund's current prospectus or summary prospectus. Before investing, consider the product's investment objectives, risks, charges, and expenses. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Portfolio Summary  |  4/30/23
Portfolio Diversification

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*
+ Amount rounds to less than 0.1%.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2311

Portfolio Summary  |  4/30/23 (continued)
10 Largest Holdings

(As a percentage of total investments)*
1.	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	1.97%
2.	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	1.48
3.	ASG Finance Designated Activity Co., 7.875%, 12/3/24 (144A)	1.27
4.	EMERIA SASU, 7.75%, 3/31/28 (144A)	1.20
5.	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1.20
6.	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1.19
7.	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	0.97
8.	Simpar Europe SA, 5.20%, 1/26/31 (144A)	0.96
9.	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	0.95
10.	Energean Plc, 6.50%, 4/30/27 (144A)	0.93

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Prices and Distributions  |  4/30/23
Net Asset Value per Share
Class	4/30/23	10/31/22
A	$7.12	$6.87
C	$7.12	$6.88
Y	$6.98	$6.74

Distributions per Share: 11/1/22 - 4/30/23
Class	Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains
A	$0.2019	$—	$—
C	$0.1713	$—	$—
Y	$0.2065	$—	$—
Index Definitions
The Bloomberg Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, and Pan-European Emerging Markets High-Yield Indices. The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses. It is not possible to invest directly in an index.
The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts appearing on pages 14- 16.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2313

Performance Update | 4/30/23	Class A Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	Public Offering Price (POP)	Bloom- berg Global High Yield Index	ICE BofA U.S. High Yield Index
10 Years	1.75%	1.29%	2.98%	3.94%
5 Years	0.76	-0.16	1.25	3.12
1 Year	-2.73	-7.06	0.71	1.04
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
1.25%	1.14%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2024 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
14Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Performance Update | 4/30/23	Class C Shares
Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.
Average Annual Total Returns (As of April 30, 2023)
Period	If Held	If Redeemed	Bloom- berg Global High Yield Index	ICE BofA U.S. High Yield Index
10 Years	0.99%	0.99%	2.98%	3.94%
5 Years	-0.06	-0.06	1.25	3.12
1 Year	-3.57	-4.49	0.71	1.04
Expense Ratio (Per prospectus dated March 1, 2023)
Gross
1.94%
Value of $10,000 Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2315

Performance Update | 4/30/23	Class Y Shares
Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.
Average Annual Total Returns (As of April 30, 2023)
Period	Net Asset Value (NAV)	Bloom- berg Global High Yield Index	ICE BofA U.S. High Yield Index
10 Years	2.00%	2.98%	3.94%
5 Years	0.98	1.25	3.12
1 Year	-2.52	0.71	1.04
Expense Ratio (Per prospectus dated March 1, 2023)
Gross	Net
1.00%	0.90%
Value of $5 Million Investment
Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation in effect through March 1, 2024 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.
16Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000 Example: an $8,600 account value ÷ $1,000 = 8.6
(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund
Based on actual returns from November 1, 2022 through April 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 11/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,066.10	$1,060.00	$1,066.60
Expenses Paid During Period*	$5.84	$10.52	$4.61

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 2.06%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2317

Comparing Ongoing Fund Expenses (continued)
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2022 through April 30, 2023.
Share Class	A	C	Y
Beginning Account Value on 11/1/22	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (after expenses) on 4/30/23	$1,019.14	$1,014.58	$1,020.33
Expenses Paid During Period*	$5.71	$10.29	$4.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 2.06%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reﬂect the partial year period).
18Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Schedule of Investments  |  4/30/23
(unaudited)
Principal Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 96.7%
	Senior Secured Floating Rate Loan Interests — 3.7% of Net Assets*(a)
	Auto Parts & Equipment — 0.6%
818,247	First Brands Group LLC, First Lien 2021 Term Loan, 10.252% (Term SOFR + 500 bps), 3/30/27	$ 794,722
	Total Auto Parts & Equipment	$794,722

	Investment Companies — 0.4%
545,860	Diebold Nixdorf Holding Germany GmbH, Term Loan, 11.629% (Term SOFR + 650 bps), 7/15/25	$ 586,800
	Total Investment Companies	$586,800

	Metal Processors & Fabrication — 0.4%
630,400	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial Term Loan, 9.199% (Term SOFR + 400 bps), 10/12/28	$ 598,880
	Total Metal Processors & Fabrication	$598,880

	Oil-Field Services — 1.4%
1,991,889	ProFrac Holdings II LLC, Term Loan, 12.42% (Term SOFR + 725 bps), 3/4/25	$ 1,979,439
	Total Oil-Field Services	$1,979,439

	Physical Practice Management — 0.5%
935,877	Team Health Holdings, Inc., Extended Term Loan, 10.232% (Term SOFR + 525 bps), 3/2/27	$ 615,339
	Total Physical Practice Management	$615,339

	Telecom Services — 0.4%
741,275	Patagonia Holdco LLC, Amendment No.1 Term Loan, 10.473% (Term SOFR + 575 bps), 8/1/29	$ 605,066
	Total Telecom Services	$605,066

	Total Senior Secured Floating Rate Loan Interests (Cost $5,405,631)	$5,180,246

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2319

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Shares		Value
	Common Stocks — 0.9% of Net Assets
	Chemicals — 0.0%†
148	LyondellBasell Industries NV, Class A	$ 14,002
	Total Chemicals	$14,002

	Household Durables — 0.0%†
1,443,476(b)	Desarrolladora Homex SAB de CV	$ 1,525
	Total Household Durables	$1,525

	Oil, Gas & Consumable Fuels — 0.6%
25(b)	Amplify Energy Corp.	$ 173
5,735,146(b)	Ascent CNR Corp., Class A	860,272
	Total Oil, Gas & Consumable Fuels	$860,445

	Paper & Forest Products — 0.0%†
459,481	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$—

	Passenger Airlines — 0.3%
36,096(b) +	Grupo Aeromexico SAB de CV	$ 401,524
	Total Passenger Airlines	$401,524

	Total Common Stocks (Cost $1,302,982)	$1,277,496

Principal Amount USD ($)
	Collateralized Mortgage Obligations—0.1% of Net Assets
111,243(a)	DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1C, 5.791% (1 Month USD LIBOR + 84 bps), 10/19/45	$ 108,724
	Total Collateralized Mortgage Obligations (Cost $0)	$108,724

	Commercial Mortgage-Backed Security—0.2% of Net Assets
324,037(a)	Med Trust, Series 2021-MDLN, Class G, 10.198% (1 Month USD LIBOR + 525 bps), 11/15/38 (144A)	$ 297,709
	Total Commercial Mortgage-Backed Security (Cost $324,037)	$297,709

The accompanying notes are an integral part of these financial statements.
20Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Convertible Corporate Bonds — 3.3% of Net Assets
	Airlines — 0.7%
513,000	Air Canada, 4.00%, 7/1/25	$ 599,197
453,000	Spirit Airlines, Inc., 1.00%, 5/15/26	367,383
	Total Airlines	$966,580

	Banks — 0.1%
IDR 11,178,198,000	PT Bakrie & Brothers Tbk, 7/31/23	$ 86,865
	Total Banks	$86,865

	Biotechnology — 0.3%
458,000	Insmed, Inc., 1.75%, 1/15/25	$ 424,566
	Total Biotechnology	$424,566

	Energy-Alternate Sources — 0.3%
435,000(c)	Enphase Energy, Inc., 3/1/28	$ 407,081
	Total Energy-Alternate Sources	$407,081

	Entertainment — 0.9%
970,000(c)	DraftKings Holdings, Inc., 3/15/28	$ 694,520
520,000	IMAX Corp., 0.50%, 4/1/26	520,837
	Total Entertainment	$1,215,357

	Pharmaceuticals — 0.4%
455,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 552,825
523,000(d)	Tricida, Inc., 3.50%, 5/15/27	56,223
	Total Pharmaceuticals	$609,048

	Semiconductors — 0.1%
220,000	ON Semiconductor Corp., 0.50%, 3/1/29 (144A)	$ 211,881
	Total Semiconductors	$211,881

	Software — 0.5%
272,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 229,024
196,000	Jamf Holding Corp., 0.125%, 9/1/26	162,386
331,000	Verint Systems, Inc., 0.25%, 4/15/26	292,728
	Total Software	$684,138

	Total Convertible Corporate Bonds (Cost $5,951,649)	$4,605,516

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2321

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Corporate Bonds — 83.4% of Net Assets
	Advertising — 0.5%
890,000	Clear Channel Outdoor Holdings, Inc., 7.50%, 6/1/29 (144A)	$ 658,595
	Total Advertising	$658,595

	Aerospace & Defense — 0.7%
148,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	$ 147,565
340,000	Spirit AeroSystems, Inc., 9.375%, 11/30/29 (144A)	365,470
400,000	Triumph Group, Inc., 9.00%, 3/15/28 (144A)	405,488
	Total Aerospace & Defense	$918,523

	Agriculture — 0.8%
1,550,000	Frigorifico Concepcion SA, 7.70%, 7/21/28 (144A)	$ 1,108,746
	Total Agriculture	$1,108,746

	Airlines — 4.5%
508,424(e)	ABRA Global Finance, 5.00% (5.00% PIK), 3/2/28 (144A)	$ 421,992
3,293,064(e)	ABRA Global Finance, 11.50% (5.50% PIK or 6.00% Cash), 3/2/28 (144A)	2,634,921
214,875	American Airlines 2021-1 Class B Pass Through Trust, 3.95%, 7/11/30	189,561
1,785,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1,597,001
750,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	747,270
EUR 700,000	Transportes Aereos Portugueses SA, 5.625%, 12/2/24 (144A)	750,293
	Total Airlines	$6,341,038

	Auto Manufacturers — 1.4%
325,000	Ford Motor Co., 6.10%, 8/19/32	$ 309,946
300,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	247,308
845,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	775,337
240,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	223,625
335,000	Ford Motor Credit Co. LLC, 7.35%, 3/6/30	344,099
	Total Auto Manufacturers	$1,900,315

	Auto Parts & Equipment — 2.0%
360,000	Adient Global Holdings, Ltd., 7.00%, 4/15/28 (144A)	$ 369,155
The accompanying notes are an integral part of these financial statements.
22Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Auto Parts & Equipment — (continued)
690,000	Adient Global Holdings, Ltd., 8.25%, 4/15/31 (144A)	$ 706,773
600,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	556,500
EUR 615,000(e)	IHO Verwaltungs GmbH, 8.75% (9.50% PIK or 8.75% Cash), 5/15/28 (144A)	687,224
180,000	ZF North America Capital, Inc., 6.875%, 4/14/28 (144A)	185,063
265,000	ZF North America Capital, Inc., 7.125%, 4/14/30 (144A)	273,656
	Total Auto Parts & Equipment	$2,778,371

	Banks — 2.1%
700,000	Akbank TAS, 5.125%, 3/31/25	$ 660,660
120,000	Akbank TAS, 6.80%, 2/6/26 (144A)	114,611
830,000(f)	Bank Leumi Le-Israel BM, 7.129% (5 Year CMT Index + 347 bps), 7/18/33 (144A)	806,885
529,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	491,795
1,030,000(f)	Intesa Sanpaolo S.p.A., 4.198% (1 Year CMT Index + 260 bps), 6/1/32 (144A)	780,637
1,025,000(d)(f)(g)	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year CMT Index + 636 bps) (144A)	37,028
750,000(d)(f)(g)	Sovcombank Via SovCom Capital DAC, 7.75% (5 Year CMT Index + 638 bps) (144A)	21,094
	Total Banks	$2,912,710

	Biotechnology — 0.9%
EUR 1,000,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 983,710
GBP 220,000	Cidron Aida Finco S.a.r.l., 6.25%, 4/1/28 (144A)	237,620
	Total Biotechnology	$1,221,330

	Building Materials — 0.4%
490,000	Knife River Holding Co., 7.75%, 5/1/31 (144A)	$ 496,713
	Total Building Materials	$496,713

	Chemicals — 2.7%
705,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 504,427
EUR 465,000	Lune Holdings S.a.r.l., 5.625%, 11/15/28 (144A)	437,859
809,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	737,223
965,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%, 4/1/25 (144A)	935,220
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2323

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Chemicals — (continued)
EUR 445,000	SCIL IV LLC/SCIL USA Holdings LLC, 4.375%, 11/1/26 (144A)	$ 449,892
515,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%, 11/1/26 (144A)	474,134
348,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	288,878
	Total Chemicals	$3,827,633

	Commercial Services — 4.0%
960,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 7/15/27 (144A)	$ 893,024
400,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	347,456
1,047,000	Atento Luxco 1 SA, 8.00%, 2/10/26 (144A)	268,032
1,232,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	1,013,320
750,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	718,717
675,000	Neptune Bidco US, Inc., 9.29%, 4/15/29 (144A)	635,344
682,000	PECF USS Intermediate Holding III Corp., 8.00%, 11/15/29 (144A)	445,120
805,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28 (144A)	753,911
525,000	Sotheby's, 7.375%, 10/15/27 (144A)	492,205
	Total Commercial Services	$5,567,129

	Computers — 0.0%†
1(e)	Diebold Nixdorf, Inc., 8.50% (8.50% PIK or 12.50% PIK or 8.50% Cash), 10/15/26 (144A)	$ 0
	Total Computers	$0

	Distribution/Wholesale — 0.8%
EUR 585,000	Azelis Finance NV, 5.75%, 3/15/28 (144A)	$ 647,029
160,000	Ritchie Bros Holdings, Inc., 6.75%, 3/15/28 (144A)	165,600
240,000	Ritchie Bros Holdings, Inc., 7.75%, 3/15/31 (144A)	255,000
	Total Distribution/Wholesale	$1,067,629

	Diversified Financial Services — 8.1%
1,765,000	ASG Finance Designated Activity Co., 7.875%, 12/3/24 (144A)	$ 1,703,225
411,485(e)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash), 10/31/26 (144A)	356,963
The accompanying notes are an integral part of these financial statements.
24Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Diversified Financial Services — (continued)
890,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	$ 743,506
700,000(d)	Credito Real SAB de CV SOFOM ER, 8.00%, 1/21/28 (144A)	46,557
EUR 300,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	250,388
GBP 510,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	480,912
1,424,306(e)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or 6.50% Cash), 9/15/24 (144A)	1,271,506
EUR 935,000	Intrum AB, 9.25%, 3/15/28 (144A)	981,338
430,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 8/15/28 (144A)	361,565
997,000	Provident Funding Associates LP/PFG Finance Corp., 6.375%, 6/15/25 (144A)	872,375
EUR 360,000	Sherwood Financing Plc, 4.50%, 11/15/26	339,177
GBP 960,000	Sherwood Financing Plc, 6.00%, 11/15/26 (144A)	992,636
1,066,000(d)	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	26,650
599,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	516,638
1,020,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	929,367
1,000,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 6.375%, 2/1/30 (144A)	865,135
585,000	VistaJet Malta Finance Plc/XO Management Holding, Inc., 7.875%, 5/1/27 (144A)	555,750
	Total Diversified Financial Services	$11,293,688

	Electric — 1.7%
610,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	$ 521,891
EUR 280,000	ContourGlobal Power Holdings SA, 3.125%, 1/1/28 (144A)	246,961
945,000	Pampa Energia SA, 7.50%, 1/24/27 (144A)	822,206
445,000	Talen Energy Supply LLC, 8.625%, 6/1/30 (144A)	445,000
350,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	312,920
	Total Electric	$2,348,978

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2325

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Electrical Components & Equipments — 1.0%
EUR 935,000	Belden, Inc., 3.375%, 7/15/31 (144A)	$ 864,802
EUR 675,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 (144A)	584,799
	Total Electrical Components & Equipments	$1,449,601

	Energy-Alternate Sources — 0.1%
285,370(e)	SCC Power Plc, 4.00% (4.00% PIK or 4.00% Cash), 5/17/32 (144A)	$ 25,704
526,837(e)	SCC Power Plc, 8.00% (4.00% PIK or 4.00% Cash or 8.00% Cash), 12/31/28 (144A)	177,808
	Total Energy-Alternate Sources	$203,512

	Engineering & Construction — 1.5%
1,078,331	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 926,141
280,000	IHS Holding, Ltd., 5.625%, 11/29/26 (144A)	233,503
275,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	217,938
EUR 395,000	Promontoria Holding 264 BV, 6.375%, 3/1/27 (144A)	436,991
305,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	308,431
	Total Engineering & Construction	$2,123,004

	Entertainment — 3.2%
EUR 320,000	Allwyn Entertainment Financing UK Plc, 7.25%, 4/30/30 (144A)	$ 355,810
200,000	Allwyn Entertainment Financing UK Plc, 7.875%, 4/30/29 (144A)	201,520
EUR 900,000	Cirsa Finance International S.a.r.l., 4.50%, 3/15/27	868,837
EUR 160,000	Cirsa Finance International S.a.r.l., 10.375%, 11/30/27 (144A)	187,739
EUR 516,000	International Game Technology Plc, 2.375%, 4/15/28 (144A)	507,458
EUR 800,000	Lottomatica S.p.A., 5.125%, 7/15/25 (144A)	888,660
804,000	Mohegan Tribal Gaming Authority, 8.00%, 2/1/26 (144A)	719,580
790,000	SeaWorld Parks & Entertainment, Inc., 5.25%, 8/15/29 (144A)	711,024
	Total Entertainment	$4,440,628

The accompanying notes are an integral part of these financial statements.
26Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Environmental Control — 0.9%
880,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	$ 796,436
473,000	Tervita Corp., 11.00%, 12/1/25 (144A)	504,130
	Total Environmental Control	$1,300,566

	Food — 1.5%
990,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 6.50%, 2/15/28 (144A)	$ 1,002,375
710,000	Aragvi Finance International DAC, 8.45%, 4/29/26 (144A)	482,800
EUR 655,000	Quatrim SASU, 5.875%, 1/15/24 (144A)	606,987
	Total Food	$2,092,162

	Forest Products & Paper — 0.2%
EUR 350,000	Ahlstrom Holding 3 Oy, 3.625%, 2/4/28 (144A)	$ 327,333
	Total Forest Products & Paper	$327,333

	Healthcare-Services — 0.5%
855,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 535,962
786,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	139,515
	Total Healthcare-Services	$675,477

	Home Builders — 0.1%
155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 147,792
	Total Home Builders	$147,792

	Household Products/Wares — 0.5%
887,000	Spectrum Brands, Inc., 3.875%, 3/15/31 (144A)	$ 727,340
	Total Household Products/Wares	$727,340

	Insurance — 0.3%
GBP 382,000	Galaxy Bidco, Ltd., 6.50%, 7/31/26 (144A)	$ 433,511
	Total Insurance	$433,511

	Internet — 0.5%
675,000	Cogent Communications Group, Inc., 7.00%, 6/15/27 (144A)	$ 668,272
	Total Internet	$668,272

	Iron & Steel — 0.9%
780,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 797,789
736,000	Metinvest BV, 7.75%, 10/17/29 (144A)	419,520
	Total Iron & Steel	$1,217,309

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2327

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Leisure Time — 2.6%
180,000	Carnival Corp., 10.50%, 2/1/26 (144A)	$ 187,906
120,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	129,010
EUR 385,000	Carnival Plc, 1.00%, 10/28/29	214,635
780,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	671,867
290,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	245,555
220,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	177,650
105,000	Royal Caribbean Cruises, Ltd., 7.25%, 1/15/30 (144A)	105,295
665,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	707,417
817,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	700,929
520,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%, 2/15/29 (144A)	439,493
	Total Leisure Time	$3,579,757

	Lodging — 1.1%
598,981(e)(h)	Grupo Posadas S.A.B de CV, 5.00% (7.00% PIK or 5.00% Cash), 12/30/27 (144A)	$ 490,416
670,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	606,397
EUR 430,000	NH Hotel Group S.A., 4.00%, 7/2/26 (144A)	452,495
	Total Lodging	$1,549,308

	Media — 3.1%
1,450,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 2/1/32 (144A)	$ 1,199,848
190,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, 3/1/31 (144A)	186,192
1,000,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	488,127
400,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	191,984
1,875,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1,612,500
EUR 855,000	Ziggo Bond Co. BV, 3.375%, 2/28/30 (144A)	717,192
	Total Media	$4,395,843

	Metal Fabricate/Hardware — 0.2%
440,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 349,800
	Total Metal Fabricate/Hardware	$349,800

	Mining — 3.1%
730,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 602,031
EUR 959,000	Constellium SE, 3.125%, 7/15/29 (144A)	867,833
The accompanying notes are an integral part of these financial statements.
28Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Mining — (continued)
EUR 850,000	Constellium SE, 3.125%, 7/15/29	$ 769,195
655,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	609,150
665,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	645,615
200,000	First Quantum Minerals, Ltd., 7.50%, 4/1/25 (144A)	199,490
811,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	640,706
	Total Mining	$4,334,020

	Oil & Gas — 11.4%
920,000	Baytex Energy Corp., 8.50%, 4/30/30 (144A)	$ 924,895
675,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	694,390
695,000	Ecopetrol S.A., 8.875%, 1/13/33	673,844
1,382,000	Energean Plc, 6.50%, 4/30/27 (144A)	1,251,263
770,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	705,266
305,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%, 4/15/30 (144A)	284,255
305,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 4/15/32 (144A)	285,138
854,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	804,779
485,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	419,128
600,000	Matador Resources Co., 6.875%, 4/15/28 (144A)	603,762
1,098,628	MC Brazil Downstream Trading S.a.r.l, 7.25%, 6/30/31 (144A)	844,261
365,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	332,143
381,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	375,577
180,000	Noble Finance II LLC, 8.00%, 4/15/30 (144A)	184,324
575,000	Petroleos Mexicanos, 6.70%, 2/16/32	442,619
298,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	271,180
615,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	615,000
1,135,000	SierraCol Energy Andina LLC, 6.00%, 6/15/28 (144A)	840,468
835,000	Southwestern Energy Co., 5.375%, 3/15/30	777,085
1,076,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	909,937
400,000	Transocean, Inc., 8.75%, 2/15/30 (144A)	403,596
130,000	Transocean Titan Financing, Ltd., 8.375%, 2/1/28 (144A)	132,500
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2329

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Oil & Gas — (continued)
1,665,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	$ 1,300,365
735,000	Valaris, Ltd., 8.375%, 4/30/30 (144A)	735,316
1,650,000	YPF SA, 6.95%, 7/21/27 (144A)	1,188,070
	Total Oil & Gas	$15,999,161

	Oil & Gas Services — 0.5%
680,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	$ 677,552
	Total Oil & Gas Services	$677,552

	Packaging & Containers — 0.8%
469,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 420,598
EUR 600,000	Fiber Bidco S.p.A., 11.00%, 10/25/27 (144A)	712,048
	Total Packaging & Containers	$1,132,646

	Pharmaceuticals — 2.8%
EUR 970,000	Cheplapharm Arzneimittel GmbH, 7.50%, 5/15/30 (144A)	$ 1,070,179
840,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	730,800
875,000	P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/25 (144A)	700,000
808,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	572,512
EUR 345,000	Teva Pharmaceutical Finance Netherlands II BV, 3.75%, 5/9/27	342,638
EUR 585,000	Teva Pharmaceutical Finance Netherlands II BV, 4.375%, 5/9/30	541,474
	Total Pharmaceuticals	$3,957,603

	Pipelines — 3.9%
904,431	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 788,792
467,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 6/15/31 (144A)	434,636
665,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.375%, 2/1/31 (144A)	665,000
1,092,000	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75%, 5/15/25	1,070,160
890,000(f)(g)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	749,825
440,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	444,475
665,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	555,275
790,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	772,976
	Total Pipelines	$5,481,139

The accompanying notes are an integral part of these financial statements.
30Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Real Estate — 1.5%
EUR 1,565,000	EMERIA SASU, 7.75%, 3/31/28 (144A)	$ 1,614,538
770,000	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25%, 4/15/30 (144A)	548,978
	Total Real Estate	$2,163,516

	REITs — 1.4%
1,025,000	MPT Operating Partnership LP/MPT Finance Corp., 3.50%, 3/15/31	$ 700,621
1,160,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 1/15/30 (144A)	684,296
780,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.50%, 2/15/29 (144A)	470,873
115,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 2/15/28 (144A)	110,043
	Total REITs	$1,965,833

	Retail — 1.4%
EUR 605,000	Food Service Project SA, 5.50%, 1/21/27 (144A)	$ 623,111
EUR 960,000	Shiba Bidco S.p.A., 4.50%, 10/31/28 (144A)	878,072
557,000	Staples, Inc., 7.50%, 4/15/26 (144A)	469,738
	Total Retail	$1,970,921

	Software — 0.5%
865,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 710,458
	Total Software	$710,458

	Telecommunications — 3.5%
1,065,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 655,796
280,000	Altice France SA, 5.125%, 1/15/29 (144A)	206,928
1,165,000	Altice France SA, 5.125%, 7/15/29 (144A)	861,338
1,340,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	1,082,112
442,000	Level 3 Financing, Inc., 10.50%, 5/15/30 (144A)	423,128
440,000	Total Play Telecomunicaciones SA de CV, 6.375%, 9/20/28 (144A)	289,890
885,000	Total Play Telecomunicaciones SA de CV, 7.50%, 11/12/25 (144A)	618,623
970,000	Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 8/15/28 (144A)	798,920
	Total Telecommunications	$4,936,735

The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2331

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Principal Amount USD ($)		Value
	Transportation — 3.3%
1,485,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 1,090,418
620,000	Hidrovias International Finance SARL, 4.95%, 2/8/31 (144A)	467,015
560,000	Rand Parent LLC, 8.50%, 2/15/30 (144A)	507,340
445,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	356,000
700,000	Seaspan Corp., 6.50%, 4/29/26 (144A)	701,750
1,740,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	1,287,529
1,285,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	167,050
	Total Transportation	$4,577,102

	Water — 0.5%
760,000	Aegea Finance S.a.r.l., 6.75%, 5/20/29 (144A)	$ 700,858
	Total Water	$700,858

	Total Corporate Bonds (Cost $139,286,092)	$ 116,730,157

Shares
	Rights/Warrants — 0.0%† of Net Assets
	Aerospace & Defense — 0.0%†
GBP 7,000(b)	Avation Plc, 1/1/59	$ 5,322
	Total Aerospace & Defense	$5,322

	Metals & Mining — 0.0%†
318,254(i)	ANR, Inc., 3/31/23	$ —
	Total Metals & Mining	$—

	Total Rights/Warrants (Cost $—)	$5,322

The accompanying notes are an integral part of these financial statements.
32Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
Insurance-Linked Securities — 0.3% of Net Assets#
Event Linked Bonds — 0.0%†
Multiperil – U.S. — 0.0%†
250,000(a)	Caelus Re V, 5.13%, (3 Month U.S. Treasury Bill + 10 bps), 6/9/25 (144A)	$ 25
	Total Event Linked Bonds	$ 25

Face Amount USD ($)
	Collateralized Reinsurance — 0.1%
	Multiperil – Worldwide — 0.1%
600,000(b)(j) +	Cypress Re 2017, 1/31/24	$ 60
462,359(b)(j) +	Dartmouth Re 2018, 1/31/24	82,681
		$ 82,741

	Windstorm – Florida — 0.0%†
250,000(b)(j) +	Formby Re 2018, 2/29/24	$ 8,006
300,000(b)(j) +	Portrush Re 2017, 6/15/23	63,810
		$ 71,816

	Total Collateralized Reinsurance	$154,557

	Reinsurance Sidecars — 0.2%
	Multiperil – U.S. — 0.0%†
1,000,000(b)(k) +	Harambee Re 2018, 12/31/24	$ —
695,349(b)(k) +	Harambee Re 2019, 12/31/24	1,113
		$ 1,113

	Multiperil – Worldwide — 0.2%
3,037(k) +	Alturas Re 2019-2, 3/10/24	$ 1,033
250,000(j) +	Bantry Re 2019, 12/31/24	4,254
556,791(b)(j) +	Berwick Re 2019-1, 12/31/24	88,808
231,508(b)(k) +	Lorenz Re 2019, 6/30/23	2,523
600,000(j) +	Merion Re 2018-2, 12/31/24	45,533
220,594(b)(j) +	Pangaea Re 2019-3, 7/1/23	7,935
250,000(k) +	Thopas Re 2019, 12/31/24	825
300,000(b)(j) +	Versutus Re 2018, 12/31/24	1,680
264,763(b)(j) +	Versutus Re 2019-A, 12/31/24	1,059
35,236(b)(j) +	Versutus Re 2019-B, 12/31/24	141
250,000(b)(k) +	Viribus Re 2018, 12/31/24	—
106,153(b)(k) +	Viribus Re 2019, 12/31/24	754
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2333

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Face Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
253,645(b)(j) +	Woburn Re 2018, 12/31/24	$ 5,600
244,914(b)(j) +	Woburn Re 2019, 12/31/24	42,390
		$ 202,535

	Total Reinsurance Sidecars	$203,648

	Total Insurance-Linked Securities (Cost $913,144)	$358,230

Principal Amount USD ($)
	Foreign Government Bonds — 3.9% of Net Assets
	Angola — 0.5%
875,000	Angolan Government International Bond, 8.750%, 4/14/32 (144A)	$ 723,117
	Total Angola	$723,117

	Argentina — 0.6%
975,000	Ciudad Autonoma De Buenos Aires, 7.500%, 6/1/27 (144A)	$ 831,187
	Total Argentina	$831,187

	Egypt — 0.4%
1,095,000	Egypt Government International Bond, 5.875%, 2/16/31 (144A)	$ 583,022
	Total Egypt	$583,022

	Ghana — 0.3%
385,000(d)	Ghana Government International Bond, 7.875%, 2/11/35 (144A)	$ 142,142
1,000,000(d)	Ghana Government International Bond, 8.627%, 6/16/49	350,000
	Total Ghana	$492,142

	Ivory Coast — 0.5%
EUR 842,000	Ivory Coast Government International Bond, 4.875%, 1/30/32 (144A)	$ 701,198
	Total Ivory Coast	$701,198

The accompanying notes are an integral part of these financial statements.
34Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Principal Amount USD ($)		Value
	Turkey — 1.4%
1,200,000	Turkey Government International Bond, 9.125%, 7/13/30	$ 1,197,509
720,000	Turkey Government International Bond, 9.375%, 1/19/33	725,760
	Total Turkey	$1,923,269

	Ukraine — 0.2%
EUR 855,000(d)	Ukraine Government International Bond, 4.375%, 1/27/32 (144A)	$ 150,740
625,000(d)	Ukraine Government International Bond, 8.994%, 2/1/26 (144A)	108,515
	Total Ukraine	$259,255

	Total Foreign Government Bonds (Cost $8,856,069)	$5,513,190

Shares
	SHORT TERM INVESTMENTS — 0.9% of Net Assets
	Open-End Fund — 0.9%
1,321,724(l)	Dreyfus Government Cash Management, Institutional Shares, 4.76%	$ 1,321,724
		$ 1,321,724

	TOTAL SHORT TERM INVESTMENTS (Cost $1,321,724)	$1,321,724

Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date
Over The Counter (OTC) Currency Put Option Purchased — 0.0%†
4,500,000	Put EUR Call USD	Citibank NA	EUR 94,758	EUR 1.02	11/28/23	$ 14,146
	Total Over The Counter (OTC) Currency Put Option Purchased (Premiums paid $ 94,758)					$ 14,146

	TOTAL OPTIONS PURCHASED (Premiums paid $ 94,758)					$ 14,146

	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.7% (Cost $163,456,086)					$135,412,460
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2335

Schedule of Investments  |  4/30/23
(unaudited) (continued)
Number of Contracts	Description	Counterparty	Amount	Strike Price	Expiration Date	Value
Over The Counter (OTC) Currency Call Option Written — (0.1%)
4,500,000	Call EUR Put USD	Citibank NA	EUR 94,758	EUR 1.10	11/28/23	$ (142,112)
	Total Over The Counter (OTC) Currency Call Option Written (Premiums received $(94,758))					$ (142,112)

	OTHER ASSETS AND LIABILITIES — 3.4%					$ 4,718,228
	net assets — 100.0%					$139,988,576

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At April 30, 2023, the value of these securities amounted to $108,388,391, or 77.4% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2023.
(b)	Non-income producing security.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Security is in default.
(e)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(f)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2023.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Debt obligation initially issued at one coupon which converts to a higher coupon at a speciﬁc date. The rate shown is the rate at April 30, 2023.
(i)	ANR, Inc. warrants are exercisable into 318,254 shares.
(j)	Issued as participation notes.
(k)	Issued as preference shares.
(l)	Rate periodically changes. Rate disclosed is the 7-day yield at April 30, 2023.
*	Senior secured ﬂoating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certiﬁcate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2023.
†	Amount rounds to less than 0.1%.
The accompanying notes are an integral part of these financial statements.
36Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.
Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 2,656	$ 1,033
Bantry Re 2019	2/1/2019	—	4,254
Berwick Re 2019-1	12/31/2018	66,532	88,808
Caelus Re V	5/4/2018	250,000	25
Cypress Re 2017	1/24/2017	2,016	60
Dartmouth Re 2018	1/18/2018	172,884	82,681
Formby Re 2018	7/9/2018	776	8,006
Harambee Re 2018	12/19/2017	21,233	—
Harambee Re 2019	4/24/2019	—	1,113
Lorenz Re 2019	7/10/2019	44,368	2,523
Merion Re 2018-2	12/28/2017	—	45,533
Pangaea Re 2019-3	7/25/2019	6,618	7,935
Portrush Re 2017	6/12/2017	230,096	63,810
Thopas Re 2019	12/21/2018	—	825
Versutus Re 2018	1/31/2018	—	1,680
Versutus Re 2019-A	1/28/2019	—	1,059
Versutus Re 2019-B	12/24/2018	—	141
Viribus Re 2018	12/22/2017	5,280	—
Viribus Re 2019	3/25/2019	—	754
Woburn Re 2018	3/20/2018	76,754	5,600
Woburn Re 2019	1/30/2019	33,931	42,390
Total Restricted Securities			$358,230
% of Net assets			0.3%
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased	In Exchange for	Currency Sold	Deliver	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,850,953	NOK	20,950,000	Bank of America NA	6/30/23	$ 74,978
USD	2,113,019	GBP	1,726,000	Citibank NA	6/26/23	(58,794)
NOK	3,900,000	USD	374,294	Goldman Sachs & Co.	5/2/23	(8,265)
NOK	20,950,000	EUR	1,853,565	HSBC Bank USA NA	6/30/23	(77,867)
USD	389,503	NOK	3,900,000	HSBC Bank USA NA	5/2/23	23,474
USD	2,450,369	EUR	2,220,000	JPMorgan Chase Bank NA	7/25/23	(7,925)
EUR	6,756,000	USD	7,258,947	State Street Bank & Trust Co.	5/25/23	198,194
EUR	15,000	USD	16,255	State Street Bank & Trust Co.	6/27/23	331
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 144,126
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2337

Schedule of Investments  |  4/30/23
(unaudited) (continued)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION
Notional Amount ($)(1)	Reference Obligation/Index	Pay/ Receive(2)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized (Depreciation)	Market Value
27,060,000	Markit CDX North America High Yield Index Series 40	Pay	5.00%	6/20/28	$(372,543)	$(160,148)	$(532,691)
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION					$ (372,543)	$ (160,148)	$ (532,691)
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION
Notional Amount ($)(1)	Counterparty	Reference Obligation /Index	Pay/ Receive(3)	Annual Fixed Rate	Expiration Date	Premiums (Received)	Unrealized Appreciation (Depreciation)	Market Value
440,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	6/22/27	$ (33,850)	$ 29,386	$ (4,464)
147,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	6/22/27	(12,887)	11,396	(1,491)
193,000	JPMorgan Chase Bank NA	United Airlines Holdings, Inc.	Receive	5.00%	6/22/27	(16,929)	14,971	(1,958)
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION						$ (63,666)	$ 55,753	$ (7,913)
TOTAL SWAP CONTRACTS						$(436,209)	$(104,395)	$(540,604)

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
(3)	Receives quarterly.
Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
EUR	— Euro
GBP	— Great British Pound
IDR	— Indonesian Rupiah
NOK	— Norwegian Krone
USD	— United States Dollar
Purchases and sales of securities (excluding short-term investments) for the six months ended April 30, 2023, aggregated $31,916,875 and $43,316,022, respectively.
The accompanying notes are an integral part of these financial statements.
38Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

At April 30, 2023, the net unrealized depreciation on investments based on cost for federal tax purposes of $163,769,803 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$ 2,364,458
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(31,260,391)
Net unrealized depreciation	$(28,895,933)
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.
Level 1	–	unadjusted quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3	–	significant unobservable inputs (including the Adviser's own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of April 30, 2023, in valuing the Fund's investments:
	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate Loan Interests	$ —	$ 5,180,246	$ —	$ 5,180,246
Common Stocks
Oil, Gas & Consumable Fuels	173	860,272	—	860,445
Paper & Forest Products	—*	—	—	—*
Passenger Airlines	—	—	401,524	401,524
All Other Common Stocks	15,527	—	—	15,527
Collateralized Mortgage Obligations	—	108,724	—	108,724
Commercial Mortgage-Backed Security	—	297,709	—	297,709
Convertible Corporate Bonds	—	4,605,516	—	4,605,516
Corporate Bonds
Computers	—	—*	—	—*
All Other Corporate Bonds	—	116,730,157	—	116,730,157
Rights/Warrants	5,322	—	—	5,322
Insurance-Linked Securities
Event Linked Bonds
Multiperil – U.S.	—	25	—	25
Collateralized Reinsurance
Multiperil – Worldwide	—	—	82,741	82,741
Windstorm – Florida	—	—	71,816	71,816
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2339

Schedule of Investments  |  4/30/23
(unaudited) (continued)
	Level 1	Level 2	Level 3	Total
Reinsurance Sidecars
Multiperil – U.S.	$ —	$ —	$ 1,113	$ 1,113
Multiperil – Worldwide	—	—	202,535	202,535
Foreign Government Bonds	—	5,513,190	—	5,513,190
Open-End Fund	1,321,724	—	—	1,321,724
Over The Counter (OTC) Currency Put Option Purchased	—	14,146	—	14,146
Total Investments in Securities	$ 1,342,746	$ 133,309,985	$ 759,729	$ 135,412,460
Other Financial Instruments
Over The Counter (OTC) Currency Call Option Written	$ —	$ (142,112)	$ —	$ (142,112)
Net unrealized appreciation on forward foreign currency exchange contracts	—	144,126	—	144,126
Swap contracts, at value	—	(540,604)	—	(540,604)
Total Other Financial Instruments	$ —	$ (538,590)	$ —	$ (538,590)
*	Securities valued at $0.
During the period ended April 30, 2023, there were no significant transfers in or out of Level 3.
The accompanying notes are an integral part of these financial statements.
40Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Statement of Assets and Liabilities  |  4/30/23 (unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $163,456,086)	$ 135,412,460
Cash	81,679
Foreign currencies, at value (cost $2,509,133)	2,463,444
Swaps collateral	2,105,761
Unrealized appreciation on forward foreign currency exchange contracts	296,977
Receivables —
Fund shares sold	282,046
Interest	2,463,480
Due from the Adviser	4,425
Other assets	33,694
Total assets	$ 143,143,966
LIABILITIES:
Payables —
Investment securities purchased	$ 1,513,843
Fund shares repurchased	517,069
Distributions	116,700
Variation margin for centrally cleared swap contracts	60,290
Swap contracts, at value (net premiums received $436,209)	540,604
Written options outstanding (net premiums received $(94,758))	142,112
Unrealized depreciation on forward foreign currency exchange contracts	152,851
Management fees	13,383
Administrative expenses	7,239
Distribution fees	3,770
Accrued expenses	87,529
Total liabilities	$ 3,155,390
NET ASSETS:
Paid-in capital	$ 480,628,999
Distributable earnings (loss)	(340,640,423)
Net assets	$ 139,988,576
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $98,566,413/13,848,719 shares)	$ 7.12
Class C (based on $2,958,009/415,539 shares)	$ 7.12
Class Y (based on $38,464,154/5,513,131 shares)	$ 6.98
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $7.12 net asset value per share/100%-4.50% maximum sales charge)	$ 7.46
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/23 41

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 4/30/23
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes withheld $18,095)	$ 5,310,350
Dividends from unaffiliated issuers (net of foreign taxes withheld $2,745)	122,259
Total Investment Income		$ 5,432,609
EXPENSES:
Management fees	$ 516,572
Administrative expenses	34,028
Transfer agent fees
Class A	46,979
Class C	1,756
Class Y	19,821
Distribution fees
Class A	124,655
Class C	15,813
Shareowner communications expense	15,934
Custodian fees	2,102
Registration fees	29,476
Professional fees	68,040
Printing expense	10,009
Officers' and Trustees' fees	3,507
Insurance expense	839
Miscellaneous	19,814
Total expenses		$ 909,345
Less fees waived and expenses reimbursed by the Adviser		(107,127)
Net expenses		$ 802,218
Net investment income		$ 4,630,391
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (6,253,191)
Forward foreign currency exchange contracts	149,241
Swap contracts	(1,864,173)
Written options	78,703
Other assets and liabilities denominated in foreign currencies	(96,742)	$ (7,986,162)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$11,789,612
Forward foreign currency exchange contracts	310,009
Swap contracts	900,163
Written options	(115,467)
Other assets and liabilities denominated in foreign currencies	7,595	$12,891,912
Net realized and unrealized gain (loss) on investments		$ 4,905,750
Net increase in net assets resulting from operations		$ 9,536,141
The accompanying notes are an integral part of these financial statements.
42Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Statements of Changes in Net Assets
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22
FROM OPERATIONS:
Net investment income (loss)	$ 4,630,391	$ 10,220,006
Net realized gain (loss) on investments	(7,986,162)	(7,562,950)
Change in net unrealized appreciation (depreciation) on investments	12,891,912	(35,567,216)
Net increase (decrease) in net assets resulting from operations	$ 9,536,141	$ (32,910,160)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.20 and $0.29 per share, respectively)	$ (2,853,522)	$ (4,493,430)
Class C ($0.17 and $0.22 per share, respectively)	(76,800)	(149,297)
Class Y ($0.21 and $0.30 per share, respectively)	(1,336,247)	(2,338,894)
Tax return of capital
Class A ($— and $0.08 per share, respectively)	$ —	$ (1,210,554)
Class C ($— and $0.08 per share, respectively)	—	(40,221)
Class Y ($— and $0.08 per share, respectively)	—	(630,111)
Total distributions to shareowners	$ (4,266,569)	$ (8,862,507)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 9,264,920	$ 22,006,630
Reinvestment of distributions	3,662,591	7,357,315
Cost of shares repurchased	(26,826,571)	(65,628,894)
Net decrease in net assets resulting from Fund share transactions	$ (13,899,060)	$ (36,264,949)
Net decrease in net assets	$ (8,629,488)	$ (78,037,616)
NET ASSETS:
Beginning of period	$148,618,064	$226,655,680
End of period	$139,988,576	$ 148,618,064
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2343

Statements of Changes in Net Assets (continued)
	Six Months Ended 4/30/23 Shares (unaudited)	Six Months Ended 4/30/23 Amount (unaudited)	Year Ended 10/31/22 Shares	Year Ended 10/31/22 Amount
Class A
Shares sold	257,925	$ 1,852,284	435,935	$ 3,403,782
Reinvestment of distributions	353,971	2,525,913	661,565	5,025,273
Less shares repurchased	(1,236,860)	(8,799,166)	(2,881,781)	(22,350,650)
Net decrease	(624,964)	$ (4,420,969)	(1,784,281)	$(13,921,595)
Class C
Shares sold	27,102	$ 192,580	12,757	$ 102,096
Reinvestment of distributions	10,231	73,043	23,651	180,540
Less shares repurchased	(107,431)	(762,208)	(341,183)	(2,655,200)
Net decrease	(70,098)	$ (496,585)	(304,775)	$ (2,372,564)
Class Y
Shares sold	1,044,659	$ 7,220,056	2,434,289	$ 18,500,752
Reinvestment of distributions	152,049	1,063,635	288,370	2,151,502
Less shares repurchased	(2,481,503)	(17,265,197)	(5,278,033)	(40,623,044)
Net decrease	(1,284,795)	$ (8,981,506)	(2,555,374)	$(19,970,790)
The accompanying notes are an integral part of these financial statements.
44Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Financial Highlights
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class A
Net asset value, beginning of period	$ 6.87	$ 8.64	$ 7.88	$ 8.57	$ 8.51	$ 9.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.43	$ 0.41	$ 0.46	$ 0.47	$ 0.49
Net realized and unrealized gain (loss) on investments	0.23	(1.83)	0.75	(0.69)	0.05	(0.65)
Net increase (decrease) from investment operations	$ 0.45	$ (1.40)	$ 1.16	$ (0.23)	$ 0.52	$ (0.16)
Distributions to shareowners:
Net investment income	$ (0.20)	$ (0.29)	$ (0.37)	$ (0.44)	$ (0.44)	$ (0.45)
Tax return of capital	—	(0.08)	(0.03)	(0.02)	(0.02)	—
Total distributions	$ (0.20)	$ (0.37)	$ (0.40)	$ (0.46)	$ (0.46)	$ (0.45)
Net increase (decrease) in net asset value	$ 0.25	$ (1.77)	$ 0.76	$ (0.69)	$ 0.06	$ (0.61)
Net asset value, end of period	$ 7.12	$ 6.87	$ 8.64	$ 7.88	$ 8.57	$ 8.51
Total return (b)	6.61%(c)	(16.50)%	14.80%	(2.57)%	6.27%	(1.78)%
Ratio of net expenses to average net assets	1.14%(d)	1.14%	1.14%	1.14%	1.25%	1.17%
Ratio of net investment income (loss) to average net assets	6.21%(d)	5.54%	4.77%	5.72%	5.57%	5.56%
Portfolio turnover rate	23%(c)	42%	118%	94%	54%	48%
Net assets, end of period (in thousands)	$98,566	$99,477	$140,514	$132,580	$160,057	$173,588
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.30%(d)	1.25%	1.27%	1.23%	1.26%	1.17%
Net investment income (loss) to average net assets	6.05%(d)	5.43%	4.64%	5.63%	5.56%	5.56%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2345

Financial Highlights  (continued)
	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class C
Net asset value, beginning of period	$ 6.88	$ 8.64	$ 7.87	$ 8.55	$ 8.49	$ 9.09
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.19	$ 0.37	$ 0.33	$ 0.39	$ 0.41	$ 0.42
Net realized and unrealized gain (loss) on investments	0.22	(1.83)	0.76	(0.69)	0.04	(0.63)
Net increase (decrease) from investment operations	$ 0.41	$ (1.46)	$ 1.09	$ (0.30)	$ 0.45	$ (0.21)
Distributions to shareowners:
Net investment income	$ (0.17)	$ (0.22)	$ (0.29)	$ (0.36)	$ (0.37)	$ (0.39)
Tax return of capital	—	(0.08)	(0.03)	(0.02)	(0.02)	—
Total distributions	$ (0.17)	$ (0.30)	$ (0.32)	$ (0.38)	$ (0.39)	$ (0.39)
Net increase (decrease) in net asset value	$ 0.24	$ (1.76)	$ 0.77	$ (0.68)	$ 0.06	$ (0.60)
Net asset value, end of period	$ 7.12	$ 6.88	$ 8.64	$ 7.87	$ 8.55	$ 8.49
Total return (b)	6.00%(c)	(17.73)%	13.91%	(3.39)%	5.46%	(2.39)%
Ratio of net expenses to average net assets	2.06%(d)	1.94%	2.01%	2.02%	1.97%	1.90%
Ratio of net investment income (loss) to average net assets	5.30%(d)	4.66%	3.84%	4.83%	4.86%	4.75%
Portfolio turnover rate	23%(c)	42%	118%	94%	54%	48%
Net assets, end of period (in thousands)	$2,958	$ 3,339	$6,828	$17,266	$34,513	$60,700
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	2.09%(d)	1.94%	2.01%	2.02%	1.97%	1.90%
Net investment income (loss) to average net assets	5.27%(d)	4.66%	3.84%	4.83%	4.86%	4.75%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
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	Six Months Ended 4/30/23 (unaudited)	Year Ended 10/31/22	Year Ended 10/31/21	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18
Class Y
Net asset value, beginning of period	$ 6.74	$ 8.48	$ 7.73	$ 8.41	$ 8.36	$ 8.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.22	$ 0.44	$ 0.42	$ 0.47	$ 0.49	$ 0.50
Net realized and unrealized gain (loss) on investments	0.23	(1.80)	0.74	(0.68)	0.03	(0.62)
Net increase (decrease) from investment operations	$ 0.45	$ (1.36)	$ 1.16	$ (0.21)	$ 0.52	$ (0.12)
Distributions to shareowners:
Net investment income	$ (0.21)	$ (0.30)	$ (0.38)	$ (0.45)	$ (0.45)	$ (0.47)
Tax return of capital	—	(0.08)	(0.03)	(0.02)	(0.02)	—
Total distributions	$ (0.21)	$ (0.38)	$ (0.41)	$ (0.47)	$ (0.47)	$ (0.47)
Net increase (decrease) in net asset value	$ 0.24	$ (1.74)	$ 0.75	$ (0.68)	$ 0.05	$ (0.59)
Net asset value, end of period	$ 6.98	$ 6.74	$ 8.48	$ 7.73	$ 8.41	$ 8.36
Total return (b)	6.66%(c)	(16.33)%	15.14%	(2.37)%	6.43%	(1.41)%
Ratio of net expenses to average net assets	0.90%(d)	0.90%	0.90%	0.90%	0.96%	0.92%
Ratio of net investment income (loss) to average net assets	6.48%(d)	5.76%	5.01%	5.94%	5.85%	5.73%
Portfolio turnover rate	23%(c)	42%	118%	94%	54%	48%
Net assets, end of period (in thousands)	$38,464	$45,802	$79,313	$70,002	$113,523	$133,015
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.03%(d)	1.00%	1.01%	0.96%	0.96%	0.92%
Net investment income (loss) to average net assets	6.35%(d)	5.66%	4.90%	5.88%	5.85%	5.73%
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2347

Notes to Financial Statements  |  4/30/23
(unaudited)
1. Organization and Signiﬁcant Accounting Policies
Pioneer Global High Yield Fund (the “Fund”) is one of two portfolio comprising Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of October 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief
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provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. In accordance with Rule 18f-4, the Fund has established and maintains a comprehensive derivatives risk management program, has appointed a derivatives risk manager and complies with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”) (a "limited derivatives user").
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the ﬁnancial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of signiﬁcant accounting policies followed by the Fund in the preparation of its ﬁnancial statements:
A.	Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2349

third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which
50Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. The Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.
B.	Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2351

passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.	Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.	Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2023, the Fund did not accrue any interest or
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penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2022 was as follows:
2022
Distributions paid from:
Ordinary income	$6,981,621
Tax return of capital	1,880,886
Total	$8,862,507
The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:
2022
Distributable earnings/(losses):
Capital loss carryforward	$ (305,704,679)
Other book/tax temporary differences	(114,434)
Net unrealized depreciation	(40,090,882)
Total	$(345,909,995)
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2353

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds and swaps.
E.	Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $760 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2023.
F.	Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Shortterm capital gain distributions, if any, may be declared with the daily dividends.
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G.	Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inﬂation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several
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years, ﬁnancial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.
The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund's investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.
The U.S. and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs, investment restrictions and adverse impacts on affected companies and securities. For example, the U.S. has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the U.S. and its trading partners, as well as companies directly or indirectly affected and financial markets generally. If the political climate between the U.S. and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund's assets may go down.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2355

more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Normally, the Fund invests at least 80% of its total assets in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect
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to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.
The market prices of the Fund's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a Fund's portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called "credit spread"). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or "widens," the value of the security will generally go down.
If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR has ceased publication of most LIBOR settings on a representative basis and is expected to cease publication of the remaining U.S. dollar LIBOR settings on a representative basis after September 30, 2024. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into. Actions by regulators have
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2357

resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identiﬁed. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneﬁcial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other ﬁnancial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in ﬁnancial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive
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distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory ﬁnes, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.	Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualiﬁed institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difﬁcult to achieve. Restricted investments held by the Fund at April 30, 2023 are listed in the Schedule of Investments.
I.	Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as deﬁned within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a speciﬁc size or magnitude that occur in a designated geographic region during a speciﬁed time period, and/or that involve losses or other metrics that exceed a speciﬁc amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry signiﬁcant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude speciﬁed by the instrument. In addition to the speciﬁed trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2359

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to speciﬁc risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.	Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain
60Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
The average market value of purchased options contracts open during the six months ended April 30, 2023 was $48,518. Open purchased options at April 30, 2023 are listed in the Schedule of Investments.
K.	Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended April 30, 2023 was $(99,522). Open written options contracts at April 30, 2023 are listed in the Schedule of Investments.
L.	Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2361

unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the six months ended April 30, 2023, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2023 was $13,010,230 and $9,821,105 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at April 30, 2023 are listed in the Schedule of Investments.
M.	Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments
62Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2023 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.
The Fund may invest in credit default swap index products ("CDX"). A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2363

securities) in a more efficient manner than transacting in a single-name credit default swap. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to liquidity risk, counterparty risk, credit risk of the issuers of the underlying loan obligations and of the CDX markets, and operational risks. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.
The average notional values of credit default swap contracts buy protection and credit default swap contracts sell protection open during the six months ended April 30, 2023 were $26,566,667 and $780,000, respectively. Open credit default swap contracts at April 30, 2023 are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million of the Fund’s average daily net assets; 0.65% of the next $500 million of the Fund’s average daily net assets; 0.60% of the next $500 million of the Fund’s average daily net assets; 0.55% of the next $500 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net assets over $2 billion. For the six months ended April 30, 2023, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.14% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2024. There can be no
64Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended April 30, 2023 are reflected on the Statement of Operations.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.
3. Compensation of Officers and Trustees
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. Except for the chief compliance officer, the Fund does not pay any salary or other compensation to its officers. The Fund pays a portion of the chief compliance officer's compensation for his services as the Fund's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation. For the six months ended April 30, 2023, the Fund paid $3,507 in Officers' and Trustees' compensation, which is reflected on the Statement of Operations as Officers' and Trustees' fees. At April 30, 2023, on its Statement of Assets and Liabilities, the Fund did not have a payable for Trustees' fees and had a payable for administrative expenses of $7,239, which includes the payable for Officers' compensation.
4. Transfer Agent
BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2023, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$13,075
Class C	807
Class Y	2,052
Total	$15,934
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2365

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended April 30, 2023, CDSCs in the amount of $39 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. The Fund participates in a facility in the amount of $380 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the Secured Overnight Financing Rate ("SOFR") plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.15% of the total credit facility and the commitment fee in the amount of 0.30% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the six months ended April 30, 2023, the Fund had no borrowings under the credit facility.
66Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set- off provisions which apply upon the occurrence of an event of default and/or a termination event as deﬁned under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each speciﬁc ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral  due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the beneﬁt of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re- pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identiﬁed as such in the Schedule of Investments.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2367

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2023.
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)
Bank of America NA	$ 74,978	$ —	$ —	$ —	$ 74,978
Citibank NA	14,146	(14,146)	—	—	—
Goldman Sachs & Co.	—	—	—	—	—
HSBC Bank USA NA	23,474	(23,474)	—	—	—
JPMorgan Chase Bank NA	—	—	—	—	—
State Street Bank & Trust Co.	198,525	—	—	—	198,525
Total	$311,123	$(37,620)	$—	$—	$273,503
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-Cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(b)
Bank of America NA	$ —	$ —	$ —	$ —	$ —
Citibank NA	200,906	(14,146)	—	—	186,760
Goldman Sachs & Co.	8,265	—	—	—	8,265
HSBC Bank USA NA	77,867	(23,474)	—	—	54,393
JPMorgan Chase Bank NA	15,838	—	—	—	15,838
State Street Bank & Trust Co.	—	—	—	—	—
Total	$302,876	$(37,620)	$—	$—	$265,256
(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b) Represents the net amount due from the counterparty in the event of default.
(c) Represents the net amount payable to the counterparty in the event of default.
8.  Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
68Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

Interest rate risk relates to the ﬂuctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a ﬁnancial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to ﬂuctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the ﬂuctuations in the value of ﬁnancial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors speciﬁc to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will ﬂuctuate based on increases or decreases in the commodities market and factors speciﬁc to a particular industry or commodity.
The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2023, was as follows:
Statement of Assets and Liabilities	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Assets
Unrealized appreciation on forward foreign currency exchange contracts	$ —	$ —	$296,977	$ —	$ —
Options purchased*	—	—	14,146	—	—
Total Value	$—	$ —	$311,123	$—	$—
Liabilities
Call options written	$ —	$ —	$142,112	$ —	$ —
Unrealized depreciation on forward foreign currency exchange contracts	—	—	152,851	—	—
Swap contracts at value	—	540,604	—	—	—
Total Value	$—	$ 540,604	$294,963	$—	$—

*	Reflects the market value of purchased option contracts (see Note 1). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2369

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2023, was as follows:
Statement of Operations	Interest Rate Risk	Credit Risk	Foreign Exchange Rate Risk	Equity Risk	Commodity Risk
Net Realized Gain (Loss) on
Forward foreign currency exchange contracts	$ —	$ —	$ 149,241	$ —	$ —
Options purchased*	—	—	(78,703)	—	—
Options written	—	—	78,703	—	—
Swap contracts	—	(1,864,173)	—	—	—
Total Value	$—	$(1,864,173)	$ 149,241	$—	$—
Change in Net Unrealized Appreciation (Depreciation) on
Forward foreign currency exchange contracts	$ —	$ —	$ 310,009	$ —	$ —
Options purchased**	—	—	(96,844)	—	—
Options written	—	—	(115,467)	—	—
Swap contracts	—	900,163	—	—	—
Total Value	$—	$ 900,163	$ 97,698	$—	$—

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1I). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statement of Operations.
9. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.
As of April 30, 2023, the Fund had no unfunded loan commitments outstanding.
10. Fund Reorganization
The Board of Trustees of Pioneer Global High Yield Fund has approved the reorganization of the Fund with and into Pioneer High Yield Fund (the “Reorganization”). Each fund is managed by Amundi US. The Reorganization, which does not require shareholder approval, is subject to
70Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

the satisfaction of certain conditions, and is expected to be completed in the third quarter of 2023.
Following is a brief description of certain aspects of the Reorganization:
•  Each fund has the same investment objective, and each fund invests at least 80% of its total assets in below investment grade (high yield) debt securities.
•  Each of Pioneer High Yield Fund and Pioneer Global High Yield Fund invests in securities of U.S. and non-U.S. issuers. Pioneer High Yield Fund invests primarily in securities of U.S. issuers and may invest up to 15% of its total assets in securities of non-U.S. issuers. Pioneer Global High Yield Fund has no stated limitation on the percentage of non-U.S. issuers in which it may invest.
•  The management fee rate payable by the combined fund will be the same as the management fee rate payable by Pioneer Global High Yield Fund up to $1 billion of the fund’s average daily net assets, and, following the completion of the Reorganization, the same as or lower than the management fee rates that Pioneer Global High Yield Fund would pay at higher asset levels.
•  The expense ratio of each class of shares of the combined fund, both before and after any applicable contractual expense limitations, is expected to be lower than the expense ratio of the corresponding class of shares of Pioneer Global High Yield Fund.
•  The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund or by the shareholders of either fund as a direct result of the Reorganization. Prior to consummation of the Reorganization, shareholders of Pioneer Global High Yield Fund will be sent an Information Statement containing important information about the Reorganization.
Pioneer Global High Yield Fund | Semiannual Report | 4/30/2371

Trustees, Officers and Service Providers
Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
and Chief Financial and
Accounting Officer
Christopher J. Kelley, Secretary and
Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
The Bank of New York Mellon Corporation
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
72Pioneer Global High Yield Fund | Semiannual Report | 4/30/23

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms
1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions
1-800-225-4321
Retirement plans information	1-800-622-0176
Write to us:

Amundi
P.O. Box 534427
Pittsburgh, PA 15253-4427
Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com (for general questions about Amundi only)
Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us
Securities offered through Amundi Distributor US, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2023 Amundi Asset Management US, Inc. 19382-17-0623

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I—POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II—POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
I. AUDIT SERVICES	Services that are directly related to performing the independent audit of the Funds

•  Accounting research assistance

•  SEC consultation, registration statements, and reporting

•  Tax accrual related matters

•  Implementation of new accounting standards

•  Compliance letters (e.g. rating agency letters)

•  Regulatory reviews and assistance regarding financial matters

•  Semi-annual reviews (if requested)

•  Comfort letters for closed end offerings

II. AUDIT-RELATED SERVICES

Services which are not

prohibited under Rule

210.2-01(C)(4) (the “Rule”)

and are related extensions of

the audit services support the

audit, or use the knowledge/expertise

gained from the audit procedures as a

foundation to complete the project.

In most cases, if the Audit-Related

Services are not performed by the

Audit firm, the scope of the Audit

Services would likely increase.

The Services are typically well-defined

and governed by accounting

professional standards (AICPA,

SEC, etc.)

• AICPA attest and agreed-upon procedures • Technology control assessments • Financial reporting control assessments • Enterprise security architecture assessment

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  “One-time” pre-approval for the audit period for all pre-approved specific service subcategories. Approval of the independent auditors as auditors for a Fund shall constitute pre approval for these services.

• A summary of all such services and related fees reported at each regularly scheduled Audit Committee meeting.

• “One-time” pre-approval for the fund fiscal year within a specified dollar limit for all pre-approved specific service subcategories	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limit for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)
• Specific approval is needed to use the Fund’s auditors for Audit-Related Services not denoted as “pre-approved”, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
III. TAX SERVICES

Services which are not prohibited by the Rule,

if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, or the ability to maintain a desired level of confidentiality.

• Tax planning and support • Tax controversy assistance • Tax compliance, tax returns, excise tax returns and support • Tax opinions

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

• Specific approval is needed to use the Fund’s auditors for tax services not denoted as pre-approved, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
IV. OTHER SERVICES A. SYNERGISTIC, UNIQUE QUALIFICATIONS	Services which are not prohibited by the Rule, if an officer of the Fund determines that using the Fund’s auditor to provide these services creates significant synergy in the form of efficiency, minimized disruption, the ability to maintain a desired level of confidentiality, or where the Fund’s auditors posses unique or superior qualifications to provide these services, resulting in superior value and results for the Fund.	• Business Risk Management support • Other control and regulatory compliance projects

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
• “One-time” pre-approval for the fund fiscal year within a specified dollar limit	• A summary of all such services and related fees (including comparison to specified dollar limits) reported quarterly.

• Specific approval is needed to exceed the pre-approved dollar limits for these services (see general Audit Committee approval policy below for details on obtaining specific approvals)

•  Specific approval is needed to use the Fund’s auditors for “Synergistic” or “Unique Qualifications” Other Services not denoted as pre-approved to the left, or to add a specific service subcategory as “pre-approved”

SECTION III—POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
PROHIBITED SERVICES	Services which result in the auditors losing independence status under the Rule.	1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

2. Financial information systems design and implementation*

3. Appraisal or valuation services, fairness* opinions, or contribution-in-kind reports

4. Actuarial services (i.e., setting actuarial reserves versus actuarial audit work)*

5. Internal audit outsourcing services*

6. Management functions or human resources

7. Broker or dealer, investment advisor, or investment banking services

8. Legal services and expert services unrelated to the audit

9. Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY

•  These services are not to be performed with the exception of the(*) services that may be permitted if they would not be subject to audit procedures at the audit client (as defined in rule 2-01(f)(4)) level the firm providing the service.

• A summary of all services and related fees reported at each regularly scheduled Audit Committee meeting will serve as continual confirmation that has not provided any restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

•	For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

•

Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

•	At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below: Filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section  906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VII

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date July 7, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date July 7, 2023

*	Print the name and title of each signing officer under his or her signature.